UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

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Definitive Additional Materials

☐
Soliciting Material under Rule 14a-12

GPGI, INC.

(Name of Registrant as Specified in its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT DATED APRIL 10, 2026 — SUBJECT TO COMPLETION
April [  ], 2026
GPGI, INC.
309 Pierce Street
Somerset, New Jersey 08873
Dear Stockholder:
You are cordially invited to the special meeting of stockholders (the “Special Meeting”) of GPGI, Inc. (the “Company”), which will be held virtually at [     ] Eastern Time on [           ], 2026. We have adopted a virtual format for our Special Meeting to provide a consistent experience to all stockholders regardless of location. You will be able to attend the Special Meeting and vote during the Special Meeting via live webcast through the link www.virtualshareholdermeeting.com/GPGI2026SM.
In connection with the Special Meeting, you will be asked to consider and vote on a proposal (the “Nevada Reincorporation Proposal”) to approve the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation”), and to adopt the resolutions of the Company’s Board of Directors approving the Nevada Reincorporation (the “Nevada Reincorporation Resolutions”) included as Appendix A to the accompanying proxy statement (the “Proxy Statement”). Whether or not you plan to attend the Special Meeting, we urge you to read the Proxy Statement and consider such information carefully before voting.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS
VOTE “FOR” THE NEVADA REINCORPORATION PROPOSAL.
Your vote is very important. Even if you plan to attend the Special Meeting, if you are a stockholder of record of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) as of April 16, 2026, please submit your proxy by Internet, mail or telephone as soon as possible to make sure that your shares are represented at the Special Meeting, or you may submit your proxy at the Special Meeting. If you hold your shares of Class A Common Stock in “street name” through a bank, broker or other nominee, you must vote in accordance with the voting instructions provided to you by such bank, broker or other nominee, which may include instructions for voting by Internet or telephone.
If you have any questions or require any assistance with voting your shares, please call the Company’s proxy solicitor:
INNISFREE M&A INCORPORATED
Stockholders may call +1 (877) 800-5186 (toll-free from the U.S. and Canada) or
+1 (412) 232-3651 (from other countries)
Banks and Brokers may call collect +1 (212) 750-5833
On behalf of the Board of Directors, we thank you for your support of the Company.

Yours sincerely,
David M. Cote Executive Chairman of the Board	Thomas R. Knott Principal Executive Officer and Director
The accompanying Proxy Statement is dated [           ], 2026. Holders of record of Class A Common Stock at the close of business on April 16, 2026 are entitled to receive notice of, and to vote at, the Special Meeting.
Instructions on how to vote your shares are contained on the enclosed proxy card. The accompanying Proxy Statement is first being mailed to stockholders on or about [           ], 2026.

GPGI, INC.
309 Pierce Street
Somerset, New Jersey 08873
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [           ], 2026
To the Stockholders of GPGI, Inc. (“we,” “our,” or the “Company”):
NOTICE IS HEREBY GIVEN that a special meeting of stockholders of the Company (the “Special Meeting”) will be held virtually at [     ] Eastern Time on [           ], 2026.
Virtual Special Meeting
In order to facilitate stockholder attendance and participation, after careful consideration, the Company’s Board of Directors (the “Board”) has determined to hold a virtual special meeting in order to enable stockholders to participate from any location and at no cost to stockholders. We believe this is the right choice for the Company at this time, as it enables engagement with our stockholders, regardless of size, resources, or physical location. We are committed to ensuring that stockholders will be afforded substantially the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the Special Meeting online and vote your shares electronically during the Special Meeting by visiting www.virtualshareholdermeeting.com/GPGI2026SM.
To participate in the virtual Special Meeting, you will need the 16-digit control number included on your proxy card or voting instruction form. If your shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), are beneficially held in “street name” through a brokerage firm, bank, trust or other similar organization and you do not have a 16-digit control number, in order to participate in the Special Meeting, you must first obtain a legal proxy from your broker, bank or other nominee. The Special Meeting webcast will begin promptly at [     ] Eastern Time. We encourage you to access the Special Meeting prior to the start time and you should allow ample time for the check-in procedures. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting. A phone number where you can obtain technical assistance will be available on the Special Meeting website on the day of the Special Meeting.
Items of Business
At the Special Meeting, you will be asked to consider and vote on a proposal (the “Nevada Reincorporation Proposal”) to approve the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation”), and to adopt the resolutions of the Company’s Board of Directors approving the Nevada Reincorporation (the “Nevada Reincorporation Resolutions”) included as Appendix A to the accompanying Proxy Statement.
Stockholders of record at the close of business on April 16, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.
The Nevada Reincorporation Proposal requires the affirmative vote of a majority of the outstanding shares of our Class A Common Stock entitled to vote thereon at the Special Meeting, assuming a quorum is present.
For more information concerning the Special Meeting and the Nevada Reincorporation, please review the accompanying Proxy Statement and the copy of the Nevada Reincorporation Resolutions attached as Appendix A to the accompanying Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NEVADA REINCORPORATION PROPOSAL.
To assure that your shares of Class A Common Stock are represented at the Special Meeting, regardless of whether you plan to attend the Special Meeting, please vote your shares as soon as possible.
If you are a stockholder of record, you may vote by completing, signing, dating, and mailing the enclosed proxy card using the prepaid return envelope provided with your proxy materials. Alternatively, you may vote by telephone or through the Internet. Instructions regarding each of the methods of voting are provided on the enclosed proxy card. Your proxy is being solicited by the Board.
If you are a beneficial owner of shares of Class A Common Stock (i.e., you hold in “street name”), you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided to you by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on the Nevada Reincorporation Proposal without your instructions.
If you have any questions about the Nevada Reincorporation, the Special Meeting or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instruction form, please call the Company’s proxy solicitor, Innisfree M&A Incorporated, at +1 (877) 800-5186 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 (from other countries).
If you fail to return your proxy, vote by telephone or through the Internet, instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided to you by your bank, broker or other nominee or attend the Special Meeting virtually, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and, assuming a quorum is present, will have the same effect as a vote against the Nevada Reincorporation Proposal.
By Order of the Board of Directors
David A.P. Marshall
Chief Legal Counsel and Corporate Secretary
[           ], 2026
Somerset, New Jersey

i

PROXY STATEMENT
[           ], 2026
GPGI, INC.
309 Pierce Street
Somerset, New Jersey 08873
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [           ], 2026
This proxy statement (this “Proxy Statement”) is first being mailed on or about [           ], 2026 to the owners of shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) of GPGI, Inc. (the “Company,” “our,” or “we”) as of [           ], 2026 in connection with the solicitation of proxies by our Board of Directors (the “Board”) for a special meeting of stockholders (the “Special Meeting”) to be held on [           ], 2026.
QUESTIONS AND ANSWERS
The following section addresses certain questions about this Proxy Statement and the Nevada Reincorporation Proposal, which is to be presented at the Special Meeting.
The Special Meeting will be held virtually at [     ] Eastern Time on [           ], 2026. You will be able to attend and vote at the Special Meeting via live webcast through the link www.virtualshareholdermeeting.com/GPGI2026SM. Each outstanding share of Class A Common Stock as of April 16, 2026 (the “Record Date”) entitles its holder to cast one vote on each matter to be voted upon.
The following questions and answers may not include all of the information that is important to you as a stockholder of the Company. We urge our stockholders to read this entire Proxy Statement and to carefully consider all of such information before casting any votes with respect to the proposal presented herein.
Why am I receiving this Proxy Statement?
We are holding the Special Meeting so that our stockholders may consider and vote upon a proposal (the “Nevada Reincorporation Proposal”) to approve the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation”), and to adopt the resolutions of the Company’s Board of Directors approving the Nevada Reincorporation (the “Nevada Reincorporation Resolutions”) included as Appendix A to this Proxy Statement. Information about the Special Meeting and the Nevada Reincorporation is contained in this Proxy Statement.
Why is the Special Meeting a virtual, online meeting?
We have adopted a virtual format for our Special Meeting to provide a consistent experience to all stockholders regardless of location. We have designed the virtual Special Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. Detailed instructions on how to participate at the Special Meeting may be found online at www.virtualshareholdermeeting.com/GPGI2026SM.
What is the purpose of this document?
We are soliciting stockholder votes with respect to the Nevada Reincorporation Proposal. For more information about this proposal, please see the section entitled “Proposal: The Nevada Reincorporation Proposal.”

What is the difference between holding shares of Class A Common Stock as a stockholder of record and as a beneficial owner?
Certain of our stockholders hold or may in the future hold their shares of Class A Common Stock beneficially through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares owned beneficially and those held of record.
Beneficial Owner:   If your shares of Class A Common Stock are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction form by your bank, broker or other nominee, as the case may be. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote. The voting instruction form from your bank, broker or other nominee contains voting instructions for you to use in directing the bank, broker or other nominee how to vote your shares, which may include instructions for voting by Internet or telephone. The 16-digit control number, which you will need to participate in the Special Meeting, should be included on your voting instruction form. If you do not have a 16-digit control number, in order to participate in the Special Meeting, you must first obtain a legal proxy from your bank, broker or other nominee.
Stockholder of Record:   If your shares of Class A Common Stock are registered directly in your name with us or our stock transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are considered the stockholder of record with respect to those shares and these proxy materials are being sent directly to you by or on behalf of the Company. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Special Meeting by following the instructions located at www.virtualshareholdermeeting.com/GPGI2026SM. You can authorize your proxy or, if you have requested that the proxy materials be sent to you by mail, timely return the proxy card enclosed by completing, signing, dating, and mailing the enclosed proxy card using the prepaid return envelope provided with your proxy materials.
What do I need to do to attend the Special Meeting?
Stockholders of record as of the Record Date can attend the Special Meeting online by logging onto our virtual forum at www.virtualshareholdermeeting.com/GPGI2026SM and following the instructions provided on your proxy card or voting instruction form. To participate in the Special Meeting, you will need the 16-digit control number included on your proxy card or voting instruction form. If your shares of Class A Common Stock are held in “street name” and you do not have a 16-digit control number, in order to participate in the Special Meeting, you must first obtain a legal proxy from your bank, broker or other nominee. If you do not have this control number or legal proxy at the time of the Special Meeting, you will still be able to attend virtually, but you will not be able to vote.
The virtual Special Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Attendees should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the virtual Special Meeting. Attendees should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the virtual Special Meeting.
Where can I obtain technical assistance if I encounter technical difficulties accessing the virtual meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting. A phone number where you can obtain technical assistance will be made available on the day of the Special Meeting on the virtual Special Meeting platform.
What constitutes a quorum?
The presence of a quorum is required for business to be conducted at the Special Meeting. In accordance with the General Corporation Law of the State of Delaware (as amended, the “DGCL”) and our Amended and Restated Bylaws (the “Delaware Bylaws”), the presence at the Special Meeting, through virtual attendance or by proxy, of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. As of the Record Date, our Class A Common Stock was the only class of our capital stock eligible to vote at the Special Meeting, and there were [     ] shares of our Class A Common Stock outstanding and entitled to vote. If you submit a properly executed proxy card, regardless of whether you abstain from voting, your shares represented by such proxy card will be counted for purposes of determining whether a quorum is present at the Special Meeting. If you are a beneficial owner and you do not instruct your bank, broker or other nominee as to how to vote your shares in accordance with the voting instruction form provided to you by your bank, broker or other nominee, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting.
How do I vote?
You may vote at the Special Meeting by following the instructions posted at www.proxyvote.com or by mail, Internet, or telephone. If you hold your shares of Class A Common Stock in “street name” through a bank, broker, or other nominee, you must vote in accordance with the voting instructions provided to you by such bank, broker, or other nominee, which may include instructions for voting by Internet or telephone.
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Voting by Internet:   If you are a holder of record of Class A Common Stock and choose to vote by the Internet, go to www.proxyvote.com and follow the instructions to obtain your records and to create an electronic voting instruction form to transmit your voting instructions. You must have your proxy card in hand when you access the website and you must transmit your voting instructions by 11:59 p.m. Eastern Time on [           ], 2026, the day before the Special Meeting. If you hold Class A Common Stock beneficially in “street name” and choose to vote by Internet, you must follow the instructions for doing so included in your voting instruction form.

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Voting by Telephone:   If you are a holder of record of Class A Common Stock and choose to vote by telephone, simply use any touch-tone telephone to transmit your voting instructions by calling the following number: 1-800-690-6903 and following the instructions. You must have your proxy card in hand when you call and you must transmit your voting instructions by 11:59 p.m. Eastern Time on [           ], 2026, the day before the Special Meeting. If you hold Class A Common Stock beneficially in “street name” and choose to vote by telephone, you must follow the instructions for doing so included in your voting instruction form.

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Voting by Mail:   If you are a holder of record of Class A Common Stock and choose to vote by mail, simply complete, sign and date your proxy card and mail it in the accompanying pre-addressed envelope to Broadridge Financial Solutions, Inc. (“Broadridge”). If you hold Class A Common Stock beneficially in “street name” and choose to vote by mail, you must complete, sign and date the voting instruction form provided by your bank, broker, or other nominee and mail it in the accompanying pre-addressed envelope within the specified time period.

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Voting at the Special Meeting:   If you attend the virtual Special Meeting, you will be able to vote online at www.virtualshareholdermeeting.com/GPGI2026SM.

Even if you plan to attend the Special Meeting, we recommend that you submit your proxy or voting instructions in advance as described above, so that your vote will be counted if you later decide not to attend the Special Meeting. Any vote properly cast at the Special Meeting will supersede any previously submitted proxy or voting instructions. For additional information, please see “— Can I change my vote or revoke my proxy after I authorize or return my proxy card?” below.
How does the Board recommend I vote on the Nevada Reincorporation Proposal?
The recommendation of the Board is set forth after the description of the Nevada Reincorporation Proposal. The Board recommends a vote “FOR” the Nevada Reincorporation Proposal.

How will my shares of Class A Common Stock be voted if I do not indicate a vote on my proxy card?
Your shares will be voted as you indicate on the proxy card or voting instruction form, as applicable. If you return your signed proxy card but do not mark the boxes indicating how you wish to vote, your shares will be voted as recommended by the Board on the Nevada Reincorporation Proposal. See the question above entitled “— How does the Board recommend I vote on the Nevada Reincorporation Proposal?” Your shares will be voted in accordance with the discretion of the proxyholders as to any other matter that is properly presented at the Special Meeting.
Will my shares be voted if I do not provide my proxy?
For stockholders of record:   If you are the stockholder of record and you do not vote by proxy card or virtually at the Special Meeting, your shares will not be voted at the Special Meeting.
For holders in street name:   If your shares are held in street name, your shares may not be voted in the absence of voting instructions from the beneficial owner if the proposal is “non-routine.”
When there are both “routine” and “non-routine” proposals up for vote, nominees can cast votes on the “routine” proposals, but not on “non-routine” proposals – the missing votes for non-routine matters are called “broker non-votes.” The Company does not expect any broker non-votes at the Special Meeting because the only proposal at the Special Meeting, the Nevada Reincorporation Proposal, is expected to be considered non-routine. As a result, no bank, broker or other nominee will be permitted to vote your shares of Class A Common Stock at the Special Meeting without receiving instructions. Failure to instruct your bank, broker or other nominee as to how to vote your shares of Class A Common Stock will have the same effect as a vote against the Nevada Reincorporation Proposal.
What is the deadline to provide my proxy?
If you give instructions as to your proxy appointment to the Special Meeting by telephone or through the Internet, such instructions must be received by 11:59 p.m. Eastern Time on [           ], 2026, the day before the Special Meeting. If you mail your executed proxy card for the Special Meeting, such proxy card must be received by [           ], 2026, the day before the Special Meeting. If you hold Class A Common Stock beneficially in “street name” then please check with your bank, broker, or other nominee for the deadline to provide your voting instructions.
Can I change my vote or revoke my proxy after I authorize or return my proxy card?
Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the Special Meeting. If you are a stockholder of record as of the Record Date, regardless of the way in which you submitted your original proxy, you may change it by:
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Returning a later-dated signed proxy card or written notice of revocation, as applicable, to Broadridge at c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, Attention: Vote Processing;

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Submitting written notice of revocation over the Internet at www.proxyvote.com to Broadridge before 11:59 p.m. Eastern Time on [           ], 2026, the day before the Special Meeting;

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Calling Broadridge at 1-800-690-6903 before 11:59 p.m. Eastern Time on [           ], 2026, the day before the Special Meeting; or

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Attending the Special Meeting and properly voting using the instructions posted at www.virtualshareholdermeeting.com/GPGI2026SM.

If your shares of Class A Common Stock are held through a bank, broker, or other nominee, you will need to contact that nominee if you wish to change your voting instructions. You may also vote virtually at the Special Meeting by using the 16-digit control number included on your proxy card or voting instruction form. If you do not have a 16-digit control number, in order to participate in the Special Meeting, you must first obtain a legal proxy from your bank, broker or other nominee. Mere attendance at the Special Meeting will not cause your previously granted proxy to be revoked.

What vote is required to approve the Nevada Reincorporation Proposal?
Proposal	Vote Required	What Are My Voting Choices?	Effect of:
			Abstentions	Broker Non-Votes
Nevada Reincorporation Proposal	The vote of a majority of the outstanding shares of our Class A Common Stock.	“FOR”, “AGAINST”, or “ABSTAIN”	“AGAINST”	“AGAINST”*

*
We do not expect there to be any broker non-votes at the Special Meeting because we believe that under applicable rules the only proposal at the Special Meeting, the Nevada Reincorporation Proposal, is considered a non-routine matter.

The holders of Class A Common Stock are not entitled to preemptive rights or cumulative voting on the Nevada Reincorporation Proposal, nor are such holders entitled to dissenters’ or appraisal rights with respect to the Nevada Reincorporation Proposal.
Under what circumstances may the Special Meeting be adjourned or postponed?
The Special Meeting may be adjourned or postponed one or more times to a later day or time if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes cast at the Special Meeting to approve the Nevada Reincorporation Proposal. The Delaware Bylaws provide that the Special Meeting may be adjourned by the chairman of the Special Meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. The adjourned meeting may take place without further notice other than by an announcement made at the Special Meeting unless the adjournment is for more than 30 days thereafter or, if, after the adjournment, a new record date is fixed for the adjourned meeting, in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the Special Meeting.
What happens if additional matters are presented at the Special Meeting?
Other than the Nevada Reincorporation Proposal, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the persons named as proxyholders will have the discretion to vote your shares of Class A Common Stock on any additional matters properly presented for a vote at the Special Meeting or any adjournment or postponement of the Special Meeting.
Who will solicit proxies on behalf of the Board?
Our Board is asking you to give your proxy to Thomas R. Knott, our Principal Executive Officer, and Kurt Schoen, our Principal Financial Officer and Principal Accounting Officer. Giving your proxy to Messrs. Knott and Schoen means that you authorize Messrs. Knott and Schoen, either of them or their duly appointed substitutes, to vote your shares at the Special Meeting in accordance with your instructions. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, then the shares will be voted in accordance with the Board’s recommendations.
Proxies may be solicited on behalf of the Board, without additional compensation, by the Company’s directors and certain executive officers or employees of, or consultants to, the Company.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail or otherwise. We have engaged Innisfree M&A Incorporated (“Innisfree”), a proxy solicitation firm, to solicit proxies on our behalf and provide consulting and analytics services in connection with the Special Meeting for a fee of $50,000, one-half payable upon execution of the engagement and the other half on the day of the Special Meeting, plus an additional fee of $50,000 if the Nevada Reincorporation Proposal is successful. We will also reimburse Innisfree for certain fees and expenses associated with its services, and have agreed to indemnify Innisfree for certain losses relating to or arising out of Innisfree’s services. We are required to request that any brokers, trustees and other nominees who hold shares in their names furnish our proxy materials to the beneficial owners of the shares, and we must reimburse these brokers, trustees and other nominees for the expenses of doing so in accordance with statutory fee schedules.
Where can I find the results of voting at the Special Meeting?
Following the Special Meeting, the Company intends to promptly file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) disclosing the voting results of the special meeting no later than four business days after the date of the Special Meeting. When filed, the Current Report on Form 8-K will be available at www.sec.gov.
Who can answer my questions about the Nevada Reincorporation Proposal or the Special Meeting?
If you have any questions about the Nevada Reincorporation Proposal or the Special Meeting, need assistance in voting your shares or need additional copies of this document or the enclosed proxy card, you should contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders Call Toll-Free: 1 (877) 800-5186
Banks and Brokers Call: (212) 750-5833
or
GPGI, Inc.
309 Pierce Street
Somerset, New Jersey 08873
Attention: Corporate Secretary
Telephone: (908) 518-0500

PROPOSAL: THE NEVADA REINCORPORATION PROPOSAL
The Company is asking its stockholders to approve the Nevada Reincorporation and adopt the Nevada Reincorporation Resolutions, as more fully described in this Nevada Reincorporation Proposal.
Principal Terms of the Nevada Reincorporation
The Nevada Reincorporation will be effected through a conversion pursuant to Section 266 of the DGCL, and Section 92A.195 of the Nevada Revised Statutes (as amended, the “NRS”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Appendix B to this Proxy Statement.
Through the adoption of the Plan of Conversion, upon the Nevada Reincorporation:
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The Company will continue in existence as a Nevada corporation (the “Nevada Corporation”) and will continue to operate our business under its current name, “GPGI, Inc.” The corporate existence of GPGI, Inc. will not cease at any time.

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The internal affairs of the Company will cease to be governed by Delaware law and will instead be subject to Nevada law. See “What Changes After Nevada Reincorporation? — Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.

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The Company will cease to be governed by its Third Amended and Restated Certificate of Incorporation, which is included as Appendix C to this Proxy Statement, as amended by the Certificate of Amendment thereto, which is included as Appendix D to this Proxy Statement (collectively, the “Delaware Charter”), and the Delaware Bylaws, which are included as Appendix E to this Proxy Statement, and will instead be subject to the provisions of the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws”), forms of which are included as Appendix F and Appendix G, respectively, to this Proxy Statement. See “What Changes After Nevada Reincorporation? — Certain Differences Between the Delaware Charter and Bylaws and Nevada Charter and Bylaws” below.

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The Nevada Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Nevada Reincorporation).

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Each outstanding share of our Class A Common Stock will be automatically converted into one outstanding share of Class A Common Stock, par value $0.0001 per share, of the Nevada Corporation (“Nevada Corporation Class A Common Stock”) pursuant to the Plan of Conversion.

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Stockholders will not need to exchange their existing book entry shares for new book entry shares.

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Each outstanding grant or award of equity awards covering the right to purchase shares and other rights to acquire shares of Class A Common Stock as provided for in the applicable equity plan of the Company will continue in existence and automatically become an award representing the right to acquire an equal number of shares of Nevada Corporation Class A Common Stock under the same terms and conditions.

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Our Class A Common Stock will continue to be traded on The New York Stock Exchange under the symbol “GPGI”. We do not expect any interruption in the trading of our Class A Common Stock as a result of the Nevada Reincorporation.

The Nevada Reincorporation may be delayed by the Board, or the Plan of Conversion may be terminated and abandoned by action of the Board, at any time prior to the effectiveness of the conversion (the “Effective Time”), if the Board determines for any reason that such delay or termination and abandonment would be in the best interests of the Company and all of its stockholders.
Background of the Proposal
The Company is incorporated in Delaware. A large number of U.S. companies have historically chosen Delaware as their state of incorporation or formation because of, among other reasons, the extensive experience of the Delaware courts in adjudicating corporate and business-related matters. The Board and senior management considered the Company’s state of incorporation in response to a number of factors, including developments in the legal environment in Delaware, Nevada and Texas, and determined to pursue the Nevada Reincorporation for the reasons discussed below.
The Board’s Evaluation of the Nevada Reincorporation
The Board and senior management regularly monitor and receive advice from Paul, Weiss, Rifkind, Wharton & Garrison LLP, the Company’s outside counsel, regarding, among other things, the legal environment for corporations and legislative developments affecting corporate governance.
In December 2025, at the request of our senior management, the Company’s outside counsel undertook a review of corporate law in Delaware, Nevada and Texas and advised our senior management on, among other things: recent developments and litigation in Delaware; initiatives by Nevada and Texas aimed at enhancing their attractiveness as jurisdictions of incorporation; differences in corporate law in Delaware, Nevada and Texas; certain risks to remaining in Delaware and certain potential benefits to exiting Delaware; proxy advisory firms’ policies with respect to reincorporation; possible views of stockholders regarding a proposed reincorporation of the Company; and other market factors pertaining to reincorporation.
In March 2026, at the request of our senior management, the Company’s outside counsel advised our senior management on, among other things: evolving stockholder views on exiting Delaware; recent market trends in institutional investor views regarding recommendations of proxy advisory firms; certain potential risks and benefits of pursuing a potential reincorporation of the Company; and a potential timeline for reincorporating the Company. Following these discussions, after considering various alternatives, our senior management proposed to the Board a potential reincorporation of the Company to Nevada.
On April 3, 2026, the Board held a special meeting, with its Chief Legal Counsel and Corporate Secretary and a representative of its outside counsel in attendance, to discuss the proposed reincorporation of the Company to Nevada. The Board discussed the litigation environments in Delaware and Nevada, the costs and time involvement of management in connection with stockholder litigation in Delaware and Nevada, the possibility of diminished litigation in Nevada, the statutory focus of Nevada, possible views of the Company’s stockholders regarding the proposed reincorporation; and other market factors pertaining to reincorporation. Following this discussion, after considering various risks and benefits of the proposed reincorporation, the Board unanimously approved the Nevada Reincorporation and recommended that our stockholders approve the Nevada Reincorporation and adopt the Nevada Reincorporation Resolutions.
Recommendation of the Board
The Board unanimously approved the Nevada Reincorporation and recommended that our stockholders approve the Nevada Reincorporation (including the Plan of Conversion, Nevada Charter and Nevada Bylaws) and adopt the Nevada Reincorporation Resolutions. Pursuant to Section 266 of the DGCL, the Nevada Reincorporation Resolutions are hereby submitted for adoption by the stockholders of the Company, with the recommendation of the Board that stockholders vote for the Nevada Reincorporation.
Reasons for the Nevada Reincorporation
The Board believes that there are several reasons the Nevada Reincorporation is in the best interests of the Company and its stockholders. The Board determined that it would be advantageous for the Company to be able to operate with agility in a predictable, statute-focused legal environment, which will better allow the Company to respond to emerging business trends and conditions as needed. The Board considered Nevada’s statute-focused approach to corporate law and other merits of Nevada law, including that, among other things, the Nevada statutes codify the fiduciary duties of directors and officers, which has the potential to decrease reliance on judicial interpretation and promote stability and certainty for corporate decision-making. The Board also considered the increasingly active litigation environment in Delaware, which has engendered costly and often meritless litigation and has the potential to cause unnecessary distraction to the Company’s directors and management team.
Certain Risks Associated with the Nevada Reincorporation
Although the Board believes that the Nevada Reincorporation is in the best interests of the Company and its stockholders, there can be no assurance that the Nevada Reincorporation will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from incorporation in Nevada or the application of Nevada law to the internal affairs of the Company.
For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and Nevada law, see “What Changes After Nevada Reincorporation? — Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.
Certain Differences Between Delaware and Nevada Law
Although the Board believes that the rights of stockholders under the DGCL and the NRS are similar in many respects, the DGCL and Delaware case law collectively are different in certain respects than the NRS and existing Nevada case law in ways that may affect the rights of our stockholders. See the Company’s summary of certain differences in the section titled “What Changes After Nevada Reincorporation? — Certain Differences in Stockholder Rights under Delaware and Nevada Law” below. For instance, as further explained in the Company’s summary below, under the NRS, a stockholder may inspect a Nevada corporation’s articles of incorporation, bylaws and stock ledger of record stockholders, subject to certain limitations, if such stockholder holds at least 5% of the outstanding shares of stock of the Nevada corporation or has been a holder of shares for at least six months. In addition, the NRS provides that a stockholder may inspect the books of account and financial statements of a Nevada corporation if such stockholder holds at least 15% of the outstanding shares of stock of the Nevada corporation; however, these additional inspection rights are generally not available for stockholders of publicly traded companies. The DGCL, by comparison, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights, and the books and records demands under Delaware law generally cover a more expansive set of materials. Thus, it is possible that some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Nevada Reincorporation.
In addition, the NRS expressly permits directors and officers to consider all relevant facts, circumstances, contingencies or constituencies, including approving or taking an action that factors in the interests of stakeholders other than the corporation’s stockholders, such as employees, suppliers and the community. Under Delaware law, by comparison, there is no express statutory authority to consider such interests, and fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Nevada corporation, it is possible that our directors and officers may consider the interests of other constituencies in a manner different from what Delaware law may require.
The Board has identified certain other areas where the law in Nevada differs in some respect from that of Delaware. These are generally procedural in nature. The most potentially important area is related to antitakeover protections. Both Delaware and Nevada permit a range of antitakeover defenses, including poison pills and classified boards. Both have prohibitions on business combinations with “interested stockholders” owning certain proportions of the outstanding shares, though they apply at different ownership thresholds and have differing moratorium periods (15% of the voting power of the outstanding voting stock for three years in Delaware and 10% of the voting or investment power of the outstanding voting stock for up to four years in Nevada), and in Nevada a corporation is subject to these prohibitions only if it is a “resident domestic corporation”, which is a Nevada corporation that has 200 or more stockholders of record (as defined in NRS 78.427). At such time, if any, that the Company becomes a resident domestic corporation, the Company will be subject to NRS 78.411 to 78.444, inclusive (collectively, the “Nevada Combinations Statutes”), which set forth various requirements related to a combination (as defined in NRS 78.416) of a resident domestic corporation with an interested stockholder (as defined in NRS 78.423). Another potential area of difference involves merger transactions and directors’ obligations: in such transactions, the NRS allows directors to consider all relevant facts, circumstances, contingencies or constituencies, which may include the interests of stakeholders other than stockholders and the long-term and short-term interests of the corporation or its stockholders, and to consider or assign weight to the interests of any particular person or group, or to any other relevant facts, circumstances, contingencies or constituencies. Delaware law, at least in certain circumstances, requires directors to accept the highest price reasonably available, although in many circumstances they are allowed, as directors of a Nevada corporation would be, to “just say no” to a potential transaction and consider the long-term interests of the corporation and its stockholders.

Finally, there are various important common law doctrines under Delaware law that have not been adopted by Nevada courts or adopted in the Nevada statutes.
Transaction Costs and Litigation Risk
We have incurred and will incur certain costs in connection with the Nevada Reincorporation, including certain filing fees and legal and other transaction costs. We believe a majority of the costs related to the transaction have already been incurred or will be incurred in connection with the delivery of this Proxy Statement to stockholders regardless of whether the Nevada Reincorporation is ultimately completed. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Nevada Reincorporation.
It is also possible that the Nevada Reincorporation, regardless of merit, results in litigation, with additional expense and distraction for the Company. Further, if a court determines that any such litigation has merit, we may be required to, among other things, pay substantial monetary damages or attorneys’ fees.
What Changes After Nevada Reincorporation?
The Nevada Reincorporation will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Nevada Reincorporation, we will be governed by the NRS instead of the DGCL, and we will be governed by the Nevada Charter and the Nevada Bylaws instead of the Delaware Charter and the Delaware Bylaws. Copies of the Delaware Charter, including the Certificate of Amendment to the Delaware Charter, and Delaware Bylaws are included as Appendix C, Appendix D and Appendix E, respectively, to this Proxy Statement, and copies of the Nevada Charter and Nevada Bylaws are included as Appendix F and Appendix G, respectively, to this Proxy Statement.
Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws
The Nevada Charter and the Nevada Bylaws have been drafted with an intent to parallel the Delaware Charter and the Delaware Bylaws to the extent legally possible. However, there are differences between what your rights are under Delaware law and what they will be under Nevada law. In addition, there are differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws as they will be in effect after the Nevada Reincorporation. The following discussion is a summary of certain differences between the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. This summary does not cover all the differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws. This summary is subject to the complete text of the relevant provisions of the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. We encourage you to read those documents carefully.
Provision	Delaware	Nevada
Charter Regarding Limitation of Liability of Directors and Officers
The Delaware Charter provides that no director will be liable to the Company or its stockholders for monetary damages for any breach of his or her fiduciary duties as a director, except to the extent that such exemption from liability or limitation is not permitted under the DGCL.
The DGCL precludes exculpation for (i) any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of
The NRS, which the Nevada Charter follows, provides that directors and officers are not individually liable to the Company, its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer, unless the presumption of Nevada’s codified “business judgment rule” has been rebutted and it is proven that such person’s act or failure to act constituted a breach of such person’s fiduciary duties as a director or officer and such breach involved intentional misconduct,

Provision	Delaware	Nevada
	law, (iii) the payment of unlawful dividends, stock repurchases or redemptions or (iv) any transaction in which the director received an improper personal benefit.	fraud or a knowing violation of law. Note that Nevada law, which covers both directors and officers, does not exempt breaches of duty of loyalty from exculpation. Liability of directors for improper payment of distributions is subject to the same exculpatory standard applicable to other liabilities.
Bylaws Regarding Forum Adjudication for Disputes
Under the Delaware Bylaws, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (the “Court of Chancery”) will be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring any state law claims for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company, its directors, officers or employees arising pursuant to any provision of the DGCL or the Delaware Charter or the Delaware Bylaws or (iv) any action asserting a claim against the Company, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction.
The Delaware Bylaws also provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for resolving any complaint asserting a cause of action

Under the Nevada Bylaws, unless we consent in writing to the selection of an alternative forum, and subject to applicable jurisdictional requirements, the Eighth Judicial District Court of the State of Nevada, in Clark County, Nevada (the “Eighth Judicial District Court”) (or, if the Eighth Judicial District Court lacks jurisdiction over such action or proceeding, then another court of the State of Nevada or, if no court of the State of Nevada has jurisdiction, then the United States District Court for the District of Nevada) will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or controlling stockholder of the Company in such capacity, (iii) any action asserting a claim arising pursuant to any provision of NRS Title 7, the Nevada Charter or the Nevada Bylaws, including any other internal action (as defined in NRS 78.046 or any successor statute), or (iv) any action asserting a claim governed by the internal affairs doctrine, except that the foregoing sentence will not apply to claims arising under the Securities Act, the Exchange Act of 1934 (as amended, the “Exchange Act”) or other federal securities laws for which there is exclusive federal or concurrent federal and state jurisdiction.
The Nevada Bylaws also provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action

Provision	Delaware	Nevada
	arising under the Securities Act of 1933 (as amended, the “Securities Act”).	arising under the Securities Act.
Bylaws Regarding Proxies	Under the DGCL and the Delaware Bylaws, no proxy authorized by a stockholder shall be voted or acted upon after three years from its date, unless the proxy expressly provides for a longer period.	The NRS, and consistent therewith, the Nevada Bylaws provide that no proxy shall be voted or acted upon after six months from its date, unless the proxy expressly provides for a longer period, which may not exceed seven years unless the proxy is deemed irrevocable pursuant to the applicable provisions of the NRS.
Bylaws Regarding Officers	The officers of the Company may include a Chair of the Board, a President, a Chief Financial Officer, a Secretary and such other officers as the Board from time to time may determine, each of whom will be elected by the Board, will have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of the Delaware Bylaws, and will hold their offices for such terms as may be provided in the Delaware Bylaws or as may be prescribed by the Board.	The officers of the Corporation will include a President, Secretary and a Treasurer or the equivalent thereof and may include a Chair of the Board, a Chief Financial Officer and such other officers as the Board from time to time may determine, each of whom will be elected by the Board, will have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of the Nevada Bylaws, and will hold their offices for such terms as may be provided in the Nevada Bylaws or as may be prescribed by the Board.
Bylaws Regarding Notice of Stockholders’ Meetings	Under the Delaware Bylaws, a notice of a stockholders’ meeting must state: (i) the place, if any, date and time of the meeting; (ii) the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting; (iii) the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting; and (iv) in the case of a special meeting, the purpose or purposes for which the meeting is called.	Under the Nevada Bylaws, a notice of a stockholders’ meeting must state: (i) the physical location, if any, date and time of the meeting; (ii) the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting; (iii) the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting; and (iv) in the case of a special meeting, the purpose or purposes for which the meeting is called, provided, however, that (a) if a proposed plan of merger, conversion or exchange is to be submitted to a vote at the meeting, the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan, and (b) if a proposed action creating dissenter’s rights is to be

Provision	Delaware	Nevada
submitted to a vote at the meeting, the notice of the meeting must state that the stockholders are or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those statutory provisions.
Charter Regarding Removal of Directors	The Delaware Charter provides that any director may be removed at any time, but only for cause and only by an affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.	Under the NRS, a director may only be removed by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. The Nevada Charter provides that any director may be removed at any time, but only for cause and only by an affirmative vote of holders of at least the minimum percentage of the voting power of all outstanding shares of capital stock of the Company entitled to vote thereon, voting together as a single class (which in any event will not be less than a simple majority and, at the Effective Time, is two-thirds).
Bylaws Regarding Committees	Under the Delaware Bylaws, any committee of the Board will have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, to the extent permitted by applicable law and resolution of the Board. Under the DGCL, no committee of the Board may have the power or authority to (i) approve or adopt, or recommend to our stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (ii) adopt, amend or repeal the Delaware Bylaws.	Under the Nevada Bylaws, any committee of the Board will have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, to the extent permitted by applicable law. Unlike the DGCL, the NRS does not contain a limitation on the authority of committees of the Board.
Bylaws Regarding Acquisition of Controlling Interest Statutes	The Delaware Bylaws do not contain a similar provision, and the DGCL does not contain provisions similar to the NRS relating to the acquisition of controlling interests.	The Nevada Bylaws provide that the provisions of the NRS relating to acquisitions of controlling interests in the Company do not apply to the Company or to any acquisition of shares of the Company’s capital stock. Please see the Company’s summary of the Nevada acquisition of controlling interest statutes in the section titled “Acquisition of Controlling Interests.”

Anti-Takeover Implications of the Nevada Reincorporation
The Nevada Reincorporation is not being effected to prevent a sale of the Company, nor is it in response to any present attempt known to the Board to acquire control of the Company or obtain representation on the Board. Nevertheless, certain effects of the Nevada Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law.
Delaware law and the Delaware Charter and Delaware Bylaws contain provisions that may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the Board can be opportunistically timed to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. In contrast, transactions approved by the Board may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation and the most effective deployment of corporate assets.
The Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to stockholders, providing them with considerable value for their shares. However, the Board believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give the Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value. Accordingly, the Delaware Charter and Delaware Bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.
Nevada law includes some additional features that may deter hostile takeover attempts. The Nevada Charter contains certain anti-takeover provisions similar to those set forth in the Delaware Charter; both the Delaware Charter and Nevada Charter allow the Board alone to fill any directorship vacancies and to set the size of the board of directors. Notwithstanding these similarities, there are certain differences between Nevada and Delaware law which could have a bearing on unapproved takeover attempts. For example, as discussed in greater detail below, the NRS regulates certain business combinations with “interested stockholders” more stringently than the DGCL does in certain respects. Nevada also has statutes regulating the acquisition of certain “control shares” that can inhibit certain takeover attempts, but the Company has elected to opt out of the application of those statutes in the Nevada Bylaws. See the section below entitled “— Acquisition of Controlling Interests.”
The Board may in the future propose other measures designed to address hostile takeovers apart from those discussed in this Proxy Statement, if warranted from time to time in the judgment of the Board.
Certain Differences in Stockholder Rights under Delaware and Nevada Law
The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Nevada Reincorporation, the rights of our stockholders will be governed by the NRS, the Nevada Charter and the Nevada Bylaws.
The statutory corporate laws of Nevada, as governed by the NRS (and, specifically, by NRS Chapters 78 and 92A), are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Company following completion of the Nevada Reincorporation. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.

Increasing or Decreasing Authorized Capital Stock
The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares of a class or series of the corporation’s capital stock and correspondingly effect a forward or reverse split of the outstanding shares of such class or series (and change the par value thereof) without a vote of the stockholders, so long as the increase or decrease of the authorized shares and the issued and outstanding shares of such class or series is proportionate and the action taken does not adversely change or alter any right or preference of any other class or series of outstanding shares (unless the articles of incorporation specifically deny the right of holders of shares whose rights or preferences are adversely affected to vote on such increase or decrease) and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who collectively hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision.
Classified Board of Directors
The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the stockholders elect only one class each year, and each class would have a term of office of three years (assuming there are three classes). The NRS also permits any Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually.
The Delaware Charter provides that our Board is classified into three classes. Similarly, the Nevada Charter provides for a classified board of directors that is classified into three classes.
Cumulative Voting
Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.
Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also does not generally grant stockholders cumulative voting rights but similarly permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.
The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Nevada Charter does not provide for cumulative voting.
Vacancies
Under both the DGCL and the NRS, unless otherwise provided in the certificate of incorporation or articles of incorporation, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.
Under both the Delaware Charter and the Nevada Charter, the Board has the sole power to fill any vacancy on the Board, whether such vacancy occurs as a result of an increase in the number of directors or otherwise.
Removal of Directors
Under the DGCL, the holders of a majority of the outstanding shares entitled to vote generally at an election of directors may vote to remove any director or the entire board with or without cause unless (i) the board is a classified board, in which case (unless the certificate of incorporation otherwise provides) directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. Under the Delaware Charter, the Board is classified, and any director may only be removed for cause, and by an affirmative vote of the holders of a majority of the voting power of all then outstanding shares of stock of the Company then entitled to vote generally in the election of directors, voting together as a single class.
The NRS requires the vote of the holders of at least two-thirds of the voting power of the shares or the applicable class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds of the voting power, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause (although corporations are free to specify otherwise in the articles of incorporation). Under the Nevada Charter, the Board is classified, and any director may be removed at any time, but only for cause and only by an affirmative vote of holders of at least the minimum percentage of the voting power of all outstanding shares of capital stock of the Company entitled to vote thereon, voting together as a single class, then permitted under the NRS for such vote (which in any event shall not be less than a simple majority). At the Effective Time, the minimum threshold for removal remains two-thirds of the voting power.
Fiduciary Duties and Business Judgment
Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith, on an informed basis and with a view to the interests of the corporation but, unlike some other jurisdictions, including Delaware, fiduciary duties of directors and officers are codified. As a matter of statute, directors and officers, in making business decisions, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. In performing such duties, directors and officers may exercise their business judgment in reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.
Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Nevada law extends the statutory protection for reliance on such persons to corporate officers.
Flexibility for Decisions, including Takeovers
Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are generally granted the benefits of the protections of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the protections of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’

rights is reasonable in relation to such threat; however, the NRS clarifies that this heightened standard does not apply to (i) actions that only affect the time of the exercise of stockholders’ voting rights or (ii) the adoption or signing of stockholder rights plans commonly referred to as “poison pills”.
In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers may consider or assign weight to the interests of any particular person or group, or to any other relevant facts, circumstances, contingencies or constituencies, and are not required to consider the effect of a proposed corporate action upon any group or constituency as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the assets of the corporation or any successor would be or become less than its liabilities or the corporation or any successor would be or become insolvent or subjected to bankruptcy proceedings.
The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. Delaware law generally provides that the purpose of directors’ and officers’ fiduciary duties is to advance the best interests of the corporation and its stockholders, although in many circumstances, directors and officers can take into account a range of factors in advancing those interests. In a number of cases and in certain situations, however, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are potentially greater than those granted to directors of Delaware corporations.
Limitation on Personal Liability of Directors and Officers
The DGCL and the NRS each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s or officer’s fiduciary duty, subject to the differences discussed below.
The DGCL precludes liability limitation for directors and executive officers for breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, for directors for paying dividends or repurchasing stock out of other than lawfully available funds, and for executive officers for any action by or in the right of the corporation. Under the NRS, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule, as codified in NRS 78.138(3), must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not treat as categorically excluded from its protections breaches of the duty of loyalty or transactions from which a director derives an improper personal benefit. Personal liability of directors for distributions made in violation of the NRS is limited by the same standard. Both the DGCL and the NRS permit limitation of liability for both directors and officers, though the NRS expressly also applies this limitation with respect to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute as a default. Under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in a company’s most recent SEC filings) is authorized only in connection with direct claims brought by stockholders, including class actions. Delaware law does not permit the elimination of monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.
As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. The Delaware Charter provides a limitation to director liability (but not officer liability) to the fullest extent permitted by Delaware law. The Nevada Charter provides a limitation to director and officer liability to the fullest extent permitted by Nevada law.
Jury Waiver
As permitted by the NRS, the Nevada Charter will provide that any internal action (i.e., an action: brought in the name or right of the Company or on its behalf; for or based upon any breach of any fiduciary duty owed by any director, officer or controlling stockholder of the corporation in such capacity; or asserting a claim pursuant to any provision of NRS Title 7 or the Nevada Charter or Nevada Bylaws) to be tried in any court of the State of Nevada must be tried before the presiding judge as the trier of fact, and not before a jury. This provision will operate as a waiver of the right to trial by jury by each party to any such internal action.
Indemnification
The DGCL and the NRS each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.
In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments, fines and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another entity or as a manager of a limited liability company. The person seeking such statutory indemnity may recover as long as he or she acted in good faith and in a manner the person reasonably believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. Under the NRS, the person seeking indemnity under the statutory mechanism may also be indemnified if he or she would not be liable for breach of his or her fiduciary duties under Nevada’s statutory test. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.
In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses (including attorneys’ fees) that the person actually and reasonably incurred if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation. A corporation may not indemnify a person pursuant to the statutory mechanism if the person was adjudged to be liable to the corporation unless a court otherwise orders.
To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of the action, suit or proceeding, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. The corporation may indemnify any other person who is not a present or former director or officer of the corporation against expenses (including attorneys’ fees) actually and reasonably incurred by such person to the extent such person has been successful on the merits or otherwise in defense of any action described above under the relevant discretionary statutory mechanism, or in defense of any claim, issue or matter therein. Under the DGCL, the corporation, through its stockholders, disinterested directors or independent legal counsel, will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the indemnification mechanism available under the NRS, the corporation, through its stockholders, disinterested directors or independent counsel, must determine that the indemnification is proper.

The indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.
Both the Delaware Bylaws and the Nevada Bylaws generally provide for indemnification of directors and officers to the fullest extent permitted by the applicable laws.
Advancement of Expenses
The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. The Delaware Bylaws provide that the Company shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorneys’ fees) incurred by any officer or director of the Company, upon receipt of a written request and an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under the Delaware Bylaws or otherwise. The Delaware Bylaws further provide that the Company may pay the expenses incurred by former directors and officers or other current or former employees or agents of the Company or by persons currently or formerly serving in certain roles at the request of the Company, in certain covered proceedings in advance of their final disposition; upon such terms and conditions, if any, as the Company deems appropriate.
Under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay the expenses of officer and directors in advance of the final disposition of an action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation. The Nevada Bylaws are substantially similar to the Delaware Bylaws with respect to the advancement of expenses.
Director Compensation
The DGCL does not have a specific statute on the fairness of director compensation. In contrast, the NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.
Action by Written Consent of Directors
Both the DGCL and NRS provide that, unless the certificate or articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing, provided that, in certain circumstances, the NRS permits a director to abstain in writing from providing consent to the action.
Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit board action by written consent.
Actions by Written Consent of Stockholders
The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders as of the record date for the action by consent who did not consent in writing and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. There is no equivalent notice requirement under the NRS.
The NRS provides that unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws.
Under both the Delaware Charter and the Nevada Charter, as well as the Nevada Bylaws, any action required or permitted to be taken by the stockholders must be effected at a duly called annual or special meeting of such holders and may not be effected by written consent.
Dividends and Distributions
Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation, and Delaware law prohibits a corporation from declaring or paying a dividend, or redeeming or repurchasing shares of its stock, if the corporation is insolvent.
The NRS defines a distribution as a direct or indirect transfer of money or other property, other than the corporation’s own shares or the incurrence by the corporation of indebtedness, to or for the benefit of all holders of shares of any one or more classes or series of the capital stock of the corporation, with respect to such shares. A distribution may be in the form of a declaration or payment of a dividend, a purchase, redemption or other acquisition of shares, a distribution of indebtedness, or otherwise. The NRS provides that no distribution may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.
The Delaware Charter and the Nevada Charter provide that any dividends or other distributions paid to the holders of our Class A Common Stock will be paid pro rata on a per share basis.
Restrictions on Business Combinations
Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Section 203 of the DGCL and the Nevada Combinations Statutes.
Companies are entitled to opt out of the business combination provisions of Section 203 of the DGCL and the Nevada Combinations Statutes. While we have opted out of Section 203 of the DGCL, the Delaware

Charter contains similar provisions providing that we may not engage in certain “business combinations” with any “interested stockholder” for a three-year period following the time that the stockholder became an interested stockholder, unless:
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prior to such time, the Board approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

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upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, excluding certain shares; or

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at or subsequent to that time, the business combination is approved by our Board and by the affirmative vote of holders of at least two-thirds of our outstanding voting stock that is not owned by the interested stockholder.

In general, a “business combination” is defined to include mergers, asset sales and other transactions resulting in financial benefit to a stockholder and an “interested stockholder” is any person who, together with affiliates and associates, is the owner of 15% or more of our outstanding voting stock or is our affiliate or associate and was the owner of 15% or more of our outstanding voting stock at any time within the three-year period immediately before the date of determination, except for any person whose ownership exceeds 15% as a result of any action taken solely by the Company.
At such time, if any, that the Company becomes a resident domestic corporation, the Company will be subject to the Nevada Combinations Statutes. In general, the Nevada Combinations Statutes regulate combinations more stringently than the provisions in the Delaware Charter. The NRS imposes a moratorium of up to four years versus the three-year moratorium on business combinations with “resident domestic corporations”, which are Nevada corporations that have 200 or more stockholders of record. An interested stockholder is defined as a beneficial owner of 10% or more of the voting power of the resident domestic corporation or an affiliate or associate thereof who at any time within two previous years was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding shares of the resident domestic corporation. The two-year moratorium can be avoided by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors. After the person becomes an interested stockholder, the combination must be approved by the board of directors and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, at a meeting of the stockholders. Finally, after the two-year period, up to four years from the date the person first became an interested stockholder, a combination remains prohibited unless: (i) the combination or the transaction by which the person became an interested stockholder is approved by the board of directors before the person became an interested stockholder; (ii) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates; or (iii) the consideration to be received by the disinterested stockholders satisfies certain requirements. However, NRS 78.437 provides that the Nevada Combinations Statutes do not apply to any combination with an interested stockholder who, among other things, first became an interested stockholder on the date that the resident domestic corporation first became a resident domestic corporation solely as a result of the corporation becoming a resident domestic corporation. As of the date hereof, the Company has fewer than 200 stockholders of record and is not a resident domestic corporation.
Acquisition of Controlling Interests
In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects a corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive, which are sometimes referred to as the Nevada “control share” statute. Delaware law does not have similar provisions.
Pursuant to the Nevada control share statute, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at an annual meeting or a special meeting of such stockholders held upon the request and at the expense of the acquiring person. The control share statute provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares that it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to assert dissenter’s rights under NRS 92A.300 through 92A.500, inclusive, and demand payment for the fair value of such person’s shares in accordance with such statutes.
The control share statute does not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, the control share statute provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business in Nevada directly or through an affiliated corporation. The control share statute provides that the corporation may impose stricter requirements if it so desires.
Corporations are entitled to opt out of the above controlling interest provisions of the NRS. In the Nevada Bylaws, the Company has opted out of these provisions.
Stockholder Vote for Mergers, Asset Sales and Other Corporate Reorganizations
Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling, leasing or exchanging all or substantially all of its assets must authorize such merger or sale of assets by vote of a majority of the outstanding shares of the corporation entitled to vote thereon. The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote thereon, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the sale, lease or exchange of “all or substantially all” of the assets of a corporation, it is difficult to determine the point at which a sale of substantially all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that some sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.
The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Appraisal or Dissenter’s Rights
In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to demand a payment in cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.
Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation, conversion, transfer, domestication or continuance (subject to certain exceptions as set forth in Section 262 of the DGCL), provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date fixed to determine the stockholders entitled to act without a meeting or the stockholders entitled to notice of the meeting to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, in each case unless the stockholders are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance to accept in exchange for their shares anything other than shares of stock of the surviving or resulting corporation, or of the converted entity if such entity is a corporation as a result of the conversion (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.
In addition, subject to certain requirements, Section 262 of the DGCL allows beneficial owners of shares to demand an appraisal of such beneficial owner’s shares and to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation, conversion, transfer, domestication or continuance. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.
Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares or (vi) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. Additionally, under the NRS, a beneficial owner of shares may assert dissenter’s rights as to shares held on such beneficial owner’s behalf only if the beneficial owner: (a) submits to the corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial owner asserts dissenter’s rights; and (b) does so with respect to all shares of which such beneficial owner is the beneficial owner or over which such beneficial owner has power to direct the vote.
Holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20 million (exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares), and any shares issued by an open-end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, any security that satisfies certain requirements of NRS 92A.390(1) at the time the corporate action becomes effective, or any combination thereof. The exception is also unavailable in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation and (ii) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or other distributions after his or her dissent. The Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.
The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.
Special Meetings of Stockholders
The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the president, unless the articles of incorporation or bylaws provide otherwise.
Under the Delaware Bylaws, a special meeting of stockholders may be called only by the Chair of the Board, the President or the Board pursuant to a resolution adopted by a majority of the Board, and may not be called by any other person. The Nevada Bylaws contain substantially similar provisions.
Annual Meetings Pursuant to Petition of Stockholders
The DGCL provides that a director or a stockholder of a corporation may apply to the Delaware Court of Chancery if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.
Under the NRS, stockholders having not less than 15% of the voting power may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last annual meeting at which directors were elected.
Adjournment of Stockholder Meetings
Under the DGCL, if a meeting of stockholders is adjourned and the adjournment is for more than 30 days, or if after the adjournment a new record date to determine stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.
In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.
Duration of Proxies
Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. The DGCL provides for irrevocable proxies if such proxy states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.
Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable, but the proxy is irrevocable only for so long as it is coupled with an interest sufficient in law to support an irrevocable power, including interests specified in the NRS.
Quorum and Voting
The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the voting power of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (i) a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders; (ii) in all matters other than the election of directors, the affirmative vote of the majority of the shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (iii) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (iv) where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series shall constitute a quorum entitled to take action with respect to the vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present at the meeting shall be the act of such class or series or classes or series.
Under the DGCL, a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board. The Delaware Bylaws provide that except where otherwise required by law or the Delaware Charter or the Delaware Bylaws, at each meeting of stockholders, the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of the outstanding shares of capital stock entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at such meeting. The Delaware Bylaws provide that, subject to the rights of holders of Preferred Stock with respect to the election of any Preferred Stock Directors, directors will be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote on the election of directors. In all other matters, unless otherwise provided by law or by the Delaware Charter or the Delaware Bylaws, the affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders.
The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote. The Nevada Bylaws contain quorum and voting provisions substantially similar to those in the Delaware Bylaws.
Stockholder Inspection Rights
The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder. Stockholders or beneficial owners seeking to inspect books and records to investigate wrongdoing must also state a credible basis to infer potential wrongdoing. The Delaware statute generally limits the scope of documents that can be obtained to specified books and records, such as governing documents, annual financial statements, communications with stockholders in the last three years, and minutes of meetings of the board of directors or its committees and materials provided to the board of directors or its committees in connection with any actions taken by the board of directors or any such committee. The statute, however, also preserves an exception for stockholders to obtain information beyond specified records where a corporation does not have certain categories of information or where stockholders show, among other things, a compelling need for additional records.
Inspection rights under Nevada law are more limited. NRS 78.105 grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand, the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of record of the corporation, showing their places of residence, if known, and the number of shares held by them, respectively. Nevada law further provides that a corporation is not required to keep a list of any person who is a beneficial owner of any shares who is not simultaneously the stockholder of record of such shares. Any stockholder or other person making a demand under NRS 78.105 must furnish an affidavit to the corporation stating that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that the stockholder or other person has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such sale or offer for sale.
In addition, NRS 78.257 grants certain stockholders the right to inspect the books of account and financial statements of a corporation for any purpose related to the stockholder’s interest as a stockholder. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder of record who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares or any other information concerning any person having an interest in the corporation. Any person making such a demand shall furnish an affidavit to the corporation stating that the inspection is not desired for any purpose not related to his or her interest as a stockholder. Further, as a condition to such inspection right, the board of directors may require the stockholder and each other person exercising such right to enter into and comply with a confidentiality agreement having such terms and scope as are reasonably related to protecting the legitimate interests of the corporation. However, the inspection rights discussed in this paragraph do not apply to any corporation, such as the Company, that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.
Business Opportunities
Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.
Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.
The Delaware Charter provides that the doctrine of corporate opportunity, or any analogous doctrine, does not apply with respect to the Company or any of its officers or directors in circumstances where the application of any such doctrine to a corporate opportunity would conflict with any fiduciary duties or contractual obligations they may have as of the date of the Delaware Charter or in the future. In addition, the doctrine of corporate opportunity will not apply to any other corporate opportunity with respect to any of the directors or officers of the Company unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Company and such opportunity is one the Company is legally and contractually permitted to undertake and would otherwise be reasonable for the Company to pursue. The Nevada Charter contains substantially similar provisions.
Franchise Tax Savings and Filing Fees
Typically, annual franchise taxes paid to the State of Delaware are approximately $250,000 for a company of our size, which will no longer be required to be paid if the Nevada Reincorporation is completed. If the Nevada Reincorporation is completed, our current annual fees in Nevada will consist of an annual state business license fee and a fee for filing the Company’s annual list of directors and officers based on the number of authorized shares and their par value, and there are certain immaterial fees associated with effecting the Nevada Reincorporation via conversion that the Company will be required to pay.
Certain Matters That Will Not Change After Nevada Reincorporation
Apart from being governed by the Nevada Charter, Nevada Bylaws and the NRS, upon completion of the Nevada Reincorporation, the Company will continue to exist, without interruption, in the form of a Nevada corporation. By virtue of the Nevada Reincorporation, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, the Nevada Corporation will have all debts, liabilities and duties of the Company and the same may be enforced against the Nevada Corporation.
No Change in Business, Jobs or Physical Location
The Nevada Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Nevada Reincorporation).
Our management, including all directors and officers and the positions they respectively hold, will be unchanged as a result of the Nevada Reincorporation. To the extent that the Nevada Reincorporation will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Nevada Reincorporation. The Company does not expect that any such required consent will impede its ability to reincorporate to Nevada. The Nevada Reincorporation will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Nevada Corporation.
No Securities Law Consequences
We will continue to be a publicly held company following completion of the Nevada Reincorporation, and our Class A Common Stock would continue to be listed on The New York Stock Exchange and traded under the symbol “GPGI”. The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the Class A Common Stock as a result of the Nevada Reincorporation. We and our stockholders will be in the same respective positions under the federal securities laws after the Nevada Reincorporation as we and our stockholders were prior to the Nevada Reincorporation.
No Material Accounting Implications
Effecting the Nevada Reincorporation will not have any material accounting implications.
Certain U.S. Federal Income Tax Consequences
The following discussion summarizes certain U.S. federal income tax consequences of the Nevada Reincorporation to holders of shares of Class A Common Stock, each of which shares will be converted into one outstanding share of Nevada Corporation Class A Common Stock.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations promulgated or proposed thereunder (collectively, the “Treasury Regulations”), judicial authority, and administrative rulings and practice, all as in effect as of the date of this Proxy Statement, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of shares of Class A Common Stock that are U.S. holders (as defined below) and that hold their shares of Class A Common Stock as “capital assets” within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of shares of Class A Common Stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein), holders that acquired their shares of common stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, holders that hold their shares of common stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment or other risk-reduction transaction for U.S. federal income tax purposes and persons that actually or constructively own 5% or more of the voting power, or 5% or more of the total value, of the Class A Common Stock. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences.
For purposes of this section, a “U.S. holder” is a beneficial owner of Class A Common Stock that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States; (ii) a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of the Class A Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding the Class A Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Nevada Reincorporation.
Treatment of the Nevada Reincorporation
We intend the Nevada Reincorporation, for U.S. federal income tax purposes, to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Nevada Reincorporation qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:
•
no gain or loss will be recognized by, and no amount will be included in the income of, a holder of Class A Common Stock upon the conversion of such Class A Common Stock into Nevada Corporation Class A Common Stock in connection with the Nevada Reincorporation;

•
the aggregate tax basis of the shares of Nevada Corporation Class A Common Stock received by a holder of shares of Class A Common Stock in connection with the Nevada Reincorporation will equal the aggregate tax basis of the shares of Class A Common Stock converted into such shares of Nevada Corporation Class A Common Stock; and

•
the holding period of the shares of Nevada Corporation Class A Common Stock received by a holder of Class A Common Stock in connection with the Nevada Reincorporation will include the holding period of the shares of Class A Common Stock converted into such shares of Nevada Corporation Class A Common Stock.

Stockholders that have acquired different blocks of Class A Common Stock at different times or at different prices, and whose blocks of such Class A Common Stock are converted into shares of Nevada Corporation Class A Common Stock in connection with the Nevada Reincorporation, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of Nevada Corporation Class A Common Stock.
Appraisal Rights
Holders of our Class A Common Stock are not entitled to appraisal rights with respect to the Nevada Reincorporation described in this Proxy Statement.
Vote Required
The approval of the Nevada Reincorporation Proposal requires the affirmative vote of a majority of the outstanding shares of our Class A Common Stock entitled to vote thereon at the Special Meeting. Abstentions will have the effect of a vote against this proposal. Broker non-votes are not expected on this proposal, but would have the effect of a vote against the proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NEVADA
REINCORPORATION PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of Class A Common Stock as of April 8, 2026 by:
•
each of the Company’s current directors and named executive officers;

•
all current directors and executive officers of the Company as a group; and

•
each person known by the Company to be the beneficial owner of more than 5% of outstanding Class A Common Stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of April 8, 2026.
Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Class A Common Stock beneficially owned by such person.
Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock	% of Class A Common Stock(2)
Directors and Named Executive Officers
David M. Cote(3)	321,204	*
John D. Cote(4)	51,695,036	17.8%
Rebecca K. Corbin Loree(5)	59,295	*
Joseph J. DeAngelo(6)	334,180	*
Paul S. Galant(7)	152,971	*
Brian F. Hughes(8)	127,959	*
Mark R. James(9)	115,934	*
Thomas R. Knott(4)	50,459,127	17.4%
Dr. Krishna Mikkilineni(10)	82,281	*
Kevin M. Moriarty(11)	67,055	*
Louis Samson	—	*
Jane J. Thompson(12)	90,244	*
Delara Zarrabi	—	*
Jonathan C. Wilk(13)	1,473,616	*
Mary Holt	—	*
Dr. Adam Lowe(14)	733,816	*
Amanda Gourbault(15)	399,097	*
Gregoire Maes(16)	285,965	*
Timothy Fitzsimmons(17)	348,464	*
All directors and executive officers as a group (14 persons)(18)	53,332,114	18.4%
Five Percent Holders
PE Titan CS Holdings, L.P.(19)	52,829,757	18.2%
Tungsten 2024 LLC(4)	50,170,372	17.3%
FMR LLC(20)	31,300,658	10.8%

*
Less than 1%.

(1)
The business address of each of our directors and named executive officers is c/o GPGI, Inc., 309 Pierce Street, Somerset, New Jersey 08873.

(2)
The beneficial ownership of the Company as of April 8, 2026 is based on 289,861,033 shares of Class A Common Stock outstanding as of such date.

(3)
Reflects (i) 76,449 shares of Class A Common Stock owned by Mr. David M. Cote’s spouse, of which Mr. David M. Cote disclaims beneficial ownership, and (ii) 244,755 shares of Class A Common Stock that Mr. David M. Cote has the right to acquire within 60 days of April 8, 2026 through the exercise of stock options.

(4)
Resolute Compo Holdings LLC (“Resolute Compo Holdings”) is the record holder of 49,290,409 shares of Class A Common Stock. Tungsten 2024 LLC (“Tungsten”) is the managing member of Resolute Compo Holdings. John D. Cote, an individual, is the manager of Tungsten. C 323 Holdings, LLC (“C 323 Holdings”) is a non-managing member of Resolute Compo Holdings. Thomas R. Knott, an individual, is the sole and managing member of C 323 Holdings. Mr. John D. Cote, C 323 Holdings and Mr. Knott may be deemed to share beneficial ownership of the shares held of record by Resolute Compo Holdings. Tungsten separately owns 879,963 shares of Class A Common Stock. Ridge Valley LLC is the holder of 1,500,000 shares of Class A Common Stock. Mr. John D. Cote is the manager of Ridge Valley LLC. Also includes, solely with respect to Mr. John D. Cote, (i) 5,800 shares of Class A Common Stock held by Mr. John D. Cote’s wife and (ii) 18,864 shares of Class A Common Stock that Mr. John D. Cote has the right to acquire within 60 days of April 8, 2026 through the exercise of stock options and, solely with respect to Mr. Knott, (i) 44,000 shares of Class A Common Stock held by Mr. Knott and (ii) 244,755 shares of Class A Common Stock that Mr. Knott has the right to acquire within 60 days of April 8, 2026 through the exercise of stock options. The business address of Resolute Compo Holdings, Tungsten, Ridge Valley LLC, and C 323 Holdings, LLC is 445 Park Avenue, Suite 5B, New York, NY 10022.

(5)
Reflects 59,295 shares of Class A Common Stock held by Ms. Corbin Loree.

(6)
Reflects (i) 315,316 shares of Class A Common Stock held by Mr. DeAngelo and (ii) 18,864 shares of Class A Common Stock that Mr. DeAngelo has the right to acquire within 60 days of April 8, 2026 through the exercise of stock options.

(7)
Reflects (i) 146,343 shares of Class A Common Stock held by Mr. Galant and (ii) 6,628 shares of Class A Common Stock that Mr. Galant has the right to acquire within 60 days of April 8, 2026 through the exercise of stock options.

(8)
Reflects (i) 121,331 shares of Class A Common Stock held by Mr. Hughes and (ii) 6,628 shares of Class A Common Stock that Mr. Hughes has the right to acquire within 60 days of April 8, 2026 through the exercise of stock options.

(9)
Includes (i) 54,055 shares of Class A Common Stock held by Mr. James, (ii) 21,565 shares of Class A Common Stock held by the Mark R. James Revocable Trust, of which Mr. James is the trustee, (iii) 21,450 shares of Class A Common Stock held by the Tammy James Revocable Trust-Mark & Tammy James TTEES, of which Mr. James and his spouse are trustees, and (iv) 18,864 shares of Class A Common Stock that Mr. James has the right to acquire within 60 days of April 8, 2026 through the exercise of stock options.

(10)
Reflects (i) 64,865 shares of Class A Common Stock held by Dr. Mikkilineni and (ii) 17,416 shares of Class A Common Stock that Dr. Mikkilineni has the right to acquire within 60 days of April 8, 2026 through the exercise of stock options.

(11)
Reflects 67,055 shares of Class A Common Stock held by Mr. Moriarty.

(12)
Reflects (i) 83,813 shares of Class A Common Stock held by Ms. Thompson and (ii) 6,431 shares of Class A Common Stock that Ms. Thompson has the right to acquire within 60 days of April 8, 2026 through the exercise of stock options.

(13)
Reflects 1,473,616 shares of Class A Common Stock believed to be held by Mr. Wilk.

(14)
Reflects 733,816 shares of Class A Common Stock held by Dr. Lowe.

(15)
Reflects 399,097 shares of Class A Common Stock believed to be held by Ms. Gourbault.

(16)
Reflects 285,965 shares of Class A Common Stock held by Mr. Maes.

(17)
Reflects 348,464 shares of Class A Common Stock believed to be held by Mr. Fitzsimmons.

(18)
Includes an aggregate of (i) 52,748,909 shares of Class A Common Stock held by such individuals and (ii) 583,205 shares of Class A Common Stock that such individuals have the right to acquire within 60 days of April 8, 2026 through the exercise of stock options.

(19)
PE Titan CS Holdings, L.P. is the record holder of 52,829,757 shares of Class A Common Stock. Tom Gores is the manager of Platinum Equity, LLC, which is the sole member of Platinum Equity Investment Holdings, LLC, which is the sole member of Platinum Equity Investment Holdings IC (Cayman), LLC, which is the general partner of Platinum Equity InvestCo, L.P., which is the sole member of Platinum Equity Investment Holdings IV, LLC, which is the sole member of Platinum Equity Investment Holdings IV (Cayman), LLC, which is the general partner of Platinum Equity Partners International IV (Cayman), L.P., which is the general partner of PE Titan CS Holdings, L.P. By virtue of these relationships, each of the foregoing entities and Mr. Gores may be deemed to share beneficial ownership of the securities held of record by PE Titan CS Holdings, L.P. The principal business address of each such persons is 360 N Crescent Drive, South Building, Beverly Hills, CA 90210. This information is based solely on a Schedule 13D filed by such persons on January 20, 2026.

(20)
FMR LLC has sole voting power in respect of 31,293,594 shares of Class A Common Stock and sole dispositive power in respect of 31,300,658 shares of Class A Common Stock. Abigail P. Johnson, a director, the chairman and the chief executive officer of FMR LLC, also has sole dispositive power in respect of 31,300,658 shares of Class A Common Stock. The principal business address of each of such persons is 245 Summer Street, Boston, MA 02210. This information is based solely on a Schedule 13G filed by such persons on March 6, 2026.

STOCKHOLDER PROPOSALS AND OTHER INFORMATION
Deadline for Submission of Stockholder Proposals and Recommendations for Director
Our next annual meeting of stockholders is anticipated to be held in June 2026. The deadline for submitting a stockholder proposal to us pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for our 2026 annual meeting was the close of business on December 19, 2025. Under the Delaware Bylaws, in order for a stockholder to nominate a person for election to the Board or bring other business before the 2026 annual meeting of stockholders, notice was required to be received by us no later than the close of business on February 27, 2026 and no earlier than the opening of business on January 28, 2026.
Any stockholder proposal submitted to us pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for our 2027 annual meeting must be received by us no later than the close of business on the date that is not less than 120 days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting. If such proxy statement is released to stockholders on April 24, 2026, the deadline will be December 25, 2026.
The Delaware Bylaws provide that, in order for a stockholder to nominate a person for election to the Board or bring other business before the 2027 annual meeting of stockholders, the stockholder must comply with the advance notice provisions set forth therein, which require that the stockholder deliver written notice to the Corporate Secretary and comply with the other requirements set forth in the Delaware Bylaws. Specifically, we must receive this notice not less than the close of business on the 90th day and not earlier than the opening of business on the 120th day prior to the first anniversary of the 2026 annual meeting. If the 2026 annual meeting is held on June 11, 2026, such notice must be received by us no later than the close of business on March 13, 2027 and no earlier than the opening of business on February 11, 2027. In the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day prior to such annual meeting and no later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company. Stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees under SEC Rule 14a-19 must comply with the applicable provisions of the Delaware Bylaws, as well as complying with the additional requirements of SEC Rule 14a-19, including the delivery of the notice within the time period required by SEC Rule 14a-19(b). Any stockholder nomination must be submitted at c/o GPGI, Inc., 309 Pierce Street Somerset, New Jersey 08873, Attention: Corporate Secretary. The Nevada Bylaws contain similar advance notice provisions and stockholders must comply with similar requirements.
Householding of Meeting Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. Under this process, stockholders of record who have the same address and last name will receive a single envelope containing the proxy materials for all stockholders having that address. The proxy materials for each stockholder will include that stockholder’s unique control number needed to vote his or her shares.
Upon written or oral request, the Company will deliver a separate copy of proxy materials to any stockholder at a shared address to which a single set of proxy materials was delivered and who wishes to receive separate sets in the future. Stockholders receiving multiple sets of proxy materials may likewise request that the Company deliver a single set of proxy materials in the future. Stockholders may notify the Company of their requests by calling the Company at its principal executive offices at (908) 518-0500 or writing to 309 Pierce Street Somerset, New Jersey 08873, Attention: Legal.

If you are a beneficial owner, you can request information about householding from your broker, bank or nominee.
Expenses and Solicitation
All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, certain of our directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or telegraph. We have engaged Innisfree to solicit proxies on our behalf and provide consulting and analytics services in connection with the Special Meeting for a fee of $50,000, one-half payable upon execution of the engagement and the other half on the day of the Special Meeting, plus an additional fee of $50,000 if the Nevada Reincorporation Proposal is successful. We will also reimburse Innisfree for certain fees and expenses associated with its services, and have agreed to indemnify Innisfree for certain losses relating to or arising out of Innisfree’s services. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.
Other Matters
The Board does not know of any matters to be presented at the Special Meeting other than the Nevada Reincorporation Proposal. However, if other matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.
To the extent that information contained in this Proxy Statement is within the knowledge of persons other than our management, we have relied on such persons for the accuracy and completeness thereof.
Where You Can Find Additional Information
We are subject to the informational requirements of the Exchange Act, and are required to file reports, any proxy statements and other information with the SEC. Any reports, statements or other information that we file with the SEC, including this Proxy Statement, may be accessed from the SEC’s website on the Internet at www.sec.gov, free of charge. You may also obtain any reports, statements or other information that we file with the SEC by accessing our website at www.gpgi.com or you may request such reports, statements or other information in writing or by telephone as follows:
GPGI, Inc.
309 Pierce Street
Somerset, New Jersey 08873
Attention: Corporate Secretary
Telephone: (908) 518-0500
The information contained on our website or in any of our reports filed with the SEC shall not be deemed to be incorporated by reference into this Proxy Statement, except to the extent we specifically incorporate it by reference.
We have not authorized anyone to provide you with information that differs from that contained in this Proxy Statement. You should not assume that the information contained in this Proxy Statement is accurate as on any date other than the date of this Proxy Statement, and the mailing of this Proxy Statement to our stockholders shall not create any implication to the contrary.
Attendance at Special Meeting
For instructions on how to attend the virtual Special Meeting, please refer to www.virtualshareholdermeeting.com/GPGI2026SM. You are urged to authorize your proxy via the Internet, or, if you have requested paper copies of our proxy materials, complete, sign, date and return your proxy card promptly to make certain your shares will be voted at the Special Meeting.

By Order of the Board of Directors,
David A.P. Marshall
Chief Legal Counsel and Corporate Secretary
Dated: April [  ], 2026

Appendix A
RESOLUTIONS
OF
THE BOARD OF DIRECTORS
OF
GPGI, INC.
April 3, 2026
WHEREAS, the Board of Directors (the “Board”) of GPGI, Inc. (the “Company”) has determined that approving and effecting a reincorporation of the Company from the State of Delaware to the State of Nevada by the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Nevada, pursuant to and in accordance with Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), Section 92A.195 of the Nevada Revised Statutes, as amended (the “NRS”), and the proposed Plan of Conversion (the “Plan of Conversion”), in substantially the form attached hereto as Exhibit A (such conversion, the “Nevada Reincorporation”), and approving and adopting the Plan of Conversion and the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws” and, together with the Nevada Charter, the “Nevada Governing Documents”), substantially in the forms attached hereto as Exhibit B and Exhibit C, respectively, are in the best interests of the Company and its stockholders;
WHEREAS, pursuant to the terms of the Plan of Conversion, upon the Nevada Reincorporation, the Company will cease to be governed by the laws of the State of Delaware and its existing amended and restated certificate of incorporation and amended and restated bylaws and will become a corporation governed by the laws of the State of Nevada (the “Converted Corporation”) and the Nevada Governing Documents;
WHEREAS, upon receipt of stockholder approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and adoption of these resolutions approving the Nevada Reincorporation, the Nevada Reincorporation will become effective at the date and time (the “Effective Time”) specified in each of (i) the articles of conversion meeting the requirements of NRS 92A.205 (the “Articles of Conversion”) to be properly executed and filed in accordance with NRS 92A.210 and 92A.230 and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section;
WHEREAS, at the Effective Time, each share of Class A Common Stock, par value $0.0001 per share, of the Company (“Company Common Stock”) issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of Class A Common Stock, par value $0.0001 per share, of the Converted Corporation (“Converted Corporation Common Stock”);
WHEREAS, the Board desires, for efficiency and convenience, to delegate to the Principal Executive Officer of the Company the power and authority to set the record date for a special meeting of the stockholders of the Company (the “Special Meeting”) to approve the Nevada Reincorporation and adopt these resolutions approving the Nevada Reincorporation, to set the date, time and physical location of (and/or means of remote communication, if any, for) the Special Meeting, and to designate and appoint individuals as proxies to be named in the form of proxy, with full power of substitution, for the Special Meeting, and considers it advisable and in the best interests of the Company and its stockholders to do so;
WHEREAS, the Company maintains and sponsors certain equity incentive-related plans, sub-plans and agreements (the “Equity Plans”), including but not limited to those listed in Exhibit D attached hereto, providing for the grant or award of equity awards covering the right to purchase shares and other rights to acquire shares of the Company Common Stock as provided for in the applicable Equity Plan (collectively, “Awards”) to eligible participants of the Equity Plans including employees, directors and consultants;
WHEREAS, the Company maintains and sponsors certain benefits and compensation arrangements, policies, programs and agreements (including all administrative and service agreements thereunder) (the “Benefits Plans”), including but not limited to those listed in Exhibit E attached hereto;

WHEREAS, the Board has determined that, in connection with and contingent upon the Nevada Reincorporation, it is advisable and in the best interests of the Company and its stockholders for the Converted Corporation to assume the Equity Plans and the Benefits Plans, including for purposes of granting future awards and benefits thereunder, and to assume all outstanding Awards under the Equity Plans;
WHEREAS, the Board has determined that in connection with the assumption of the Equity Plans and Awards, the following adjustments shall be made on a one-to-one basis under each Equity Plan, and the relevant kind of shares subject to Awards shall be adjusted to relate to the Converted Corporation: (i) the maximum number of shares reserved for issuance under the Equity Plan, (ii) the number of Awards that can be granted to any one individual participant in any calendar year, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Equity Plan and (iv) the price for each share subject to any outstanding Awards under the Equity Plan; and
WHEREAS, the Board has determined it is advisable and in the best interests of the Company and its stockholders to undertake each of the actions set forth below in connection with the Nevada Reincorporation.
NOW, THEREFORE, IT IS HEREBY:
Nevada Reincorporation
RESOLVED, that the Board hereby determines that the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents are advisable and in the best interests of the Company and its stockholders and approves and adopts the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents; and it is further
RESOLVED, that the form, terms, provisions, and conditions of the Plan of Conversion and the Nevada Governing Documents be, and hereby are, in all respects approved and adopted; and it is further
RESOLVED, that the Board hereby directs that the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation be submitted for approval and adoption, respectively, by the stockholders of the Company at the Special Meeting; and it is further
RESOLVED, that the Board hereby recommends that the stockholders of the Company vote “FOR” the Nevada Reincorporation, including, without limitation, the Plan of Conversion and the Nevada Governing Documents, and that the Company’s stockholders approve the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and adopt these resolutions at the Special Meeting; and it is further
RESOLVED, that subject to and conditioned upon the prior approval and adoption by the Company’s stockholders of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions, the officers of the Company (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action by the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments, with such changes therein or modifications thereto as any Authorized Officer shall determine advisable, appropriate, convenient or necessary, with such determination being conclusively evidenced by such Authorized Officer’s execution, filing or delivery thereof, and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Nevada Reincorporation, including, without limitation, (a) the execution and filing of the Certificate of Conversion, (b) the execution and filing of the Articles of Conversion and the Nevada Charter; (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Nevada Reincorporation; (e) the submission of all required notifications to The New York Stock Exchange; and (f) the filing of one or more Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Nevada Reincorporation; and it is further

RESOLVED, that, notwithstanding the approval and adoption by the Company’s stockholders of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions, the Board or any duly authorized committee thereof may, at any time prior to the Effective Time, abandon the Nevada Reincorporation and the Plan of Conversion without further action by the Company’s stockholders; and it is further
RESOLVED, that any shares of Converted Corporation Common Stock may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer; and it is further
Record Date
RESOLVED, that the Board hereby delegates to the Principal Executive Officer of the Company the power and authority of the Board, to the fullest extent permitted by applicable law and the Amended and Restated Bylaws of the Company (the “Delaware Bylaws”), to (i) fix the record date for the Special Meeting, and from time to time as the Principal Executive Officer of the Company shall determine is necessary or advisable, amend or change the record date, or fix a new record date, for the Special Meeting, (ii) designate the date, time and physical location of and/or means of remote communication for the Special Meeting and (iii) designate and appoint individuals as proxies to be named in the form of proxy, with full power of substitution, for the Special Meeting, in each case in compliance with the terms of the DGCL, the Third Amended and Restated Certificate of Incorporation of the Company, as amended, the Delaware Bylaws, and applicable law, rule or regulation; and it is further
Proxy Statement
RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized and directed on behalf of the Company and in its name to take any and all actions deemed necessary and appropriate to prepare and make any and all filings pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or pursuant to other applicable securities law or regulation, which such officers shall determine necessary or desirable in connection with the Nevada Reincorporation, including, without limitation, preparing, executing and filing with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A under the Exchange Act, to be sent to the stockholders of the Company in connection with the Special Meeting (as may be amended or supplemented from time to time, the “Proxy Statement”), in such form and containing such information as any such Authorized Officers may deem necessary, appropriate or advisable, upon the advice of counsel to the Company, such determination to be conclusively evidenced by the execution, delivery or filing of the Proxy Statement, and to take any and all action in connection therewith that any such Authorized Officers shall deem necessary or advisable; and it is further
RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized and directed on behalf of the Company and in its name to file such Proxy Statement, as applicable, with the SEC, together with any and all amendments and supplements thereto which any such Authorized Officers shall determine to be necessary or appropriate, with the approval and authorization thereof to be conclusively evidenced by the execution or filing of such amendments or supplements; and it is further
RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to mail or cause to be mailed or otherwise furnished or made available to the stockholders all documents as shall be necessary or advisable in connection with the Nevada Reincorporation, including, without limitation, the Proxy Statement; and it is further
Other SEC Filings
RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to take any action to prepare or cause to be prepared and to file or cause to be filed with the SEC and to prepare, execute and file any and all documents, applications, statements, reports, registrations, schedules, information or filings and other papers and instruments (and any amendments or supplements thereto), which may be required from time to time by applicable law or regulation or by applicable authorities in connection with the foregoing resolutions or related or incidental thereto, including, without limitation, the Proxy Statement and one or more Current Reports on Form 8-K to report any of the matters contemplated by the foregoing resolutions by the Company and any and all additional documents and information required to be filed therewith, as shall be deemed necessary or advisable under the Securities Act, the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, and any appropriate self-regulatory commissions or state securities commissions; and it is further
Board of Directors of the Converted Corporation
RESOLVED, that, in accordance with the Plan of Conversion, at the Effective Time, the board of directors of the Converted Corporation shall consist of the same directors, having the same director classes and the same terms, as the directors of the Company immediately prior to the Effective Time, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; and it is further
RESOLVED, that, in accordance with the Plan of Conversion, at the Effective Time, David Cote shall continue to serve as the executive chairman of the board of directors of the Converted Corporation at the pleasure of the board of directors of the Converted Corporation; and it is further
RESOLVED, that effective as of the Effective Time, each committee of the Board as of immediately prior to the Effective Time shall be constituted as a committee of the board of directors of the Converted Corporation on the same terms and with the same powers and authority as the applicable committee of the Board as of immediately prior to the Effective Time and, for the avoidance of doubt, the governing laws of the State of Nevada, and not the State of Delaware, shall apply, and the charter of the applicable committee of the Board as of immediately prior to the Effective Time shall be the charter of such committee of the board of directors of the Converted Corporation unless and until such charter is amended in accordance with the Nevada Governing Documents and applicable law, and the members of each committee of the Board as of immediately prior to the Effective Time shall be the members of each such committee of the board of directors of the Converted Corporation, each director to serve at the pleasure of the board of directors of the Converted Corporation; and it is further
Executive Officers of the Converted Corporation
RESOLVED, that, in accordance with the Plan of Conversion, from and after the Effective Time, the “executive officers” of the Converted Corporation under Rule 3b-7 of the Exchange Act and “officers” of the Converted Corporation for purposes of Section 16 of the Exchange Act shall consist of the same “executive officers” and “officers”, as applicable, as of immediately prior to the Effective Time, each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation, or removal; and it is further
Equity Plans and Benefits Plans
RESOLVED, that contingent upon and effective as of the consummation of the Nevada Reincorporation, the Board hereby authorizes, directs and approves the assumption by the Converted Corporation of the Equity Plans and the Benefits Plans, and the transfer of sponsorship of the Benefits Plans to the Converted Corporation; and it is further
RESOLVED, that upon the assumption of the Equity Plans, the number of shares of Company Common Stock reserved for future issuance under the Equity Plans and the maximum number of shares of Company Common Stock reserved for issuance under the Equity Plans shall be adjusted to reflect the Nevada Reincorporation on a one-to-one basis, and such shares shall be shares of Converted Corporation Common Stock; and it is further
RESOLVED, that upon the assumption of the Equity Plans, the number of Awards that can be granted to any one individual participant in any calendar year under an Equity Plan shall be adjusted to reflect the Nevada Reincorporation on a one-to-one basis; and it is further
RESOLVED, that upon the assumption of the Equity Plans, the exercise price (if any) of all outstanding and unexercised Awards and the number of shares subject to each outstanding Award shall be adjusted to reflect the Nevada Reincorporation on a one-to-one basis; and it is further

RESOLVED, that the Board hereby authorizes and approves the assumption by the Converted Corporation of all outstanding Awards, reserves a sufficient number of shares of Converted Corporation Common Stock under the Equity Plans for issuance upon exercise of such Awards on a one-to-one basis, and authorizes the issuance of the shares of Converted Corporation Common Stock thereunder upon such exercise and in accordance with the terms thereof; and it is further
RESOLVED, that contingent on the consummation of the Nevada Reincorporation and following the Nevada Reincorporation, (i) all references to the “Company” in the Equity Plans and the agreements or contracts related to outstanding Awards refer to the Converted Corporation rather than the Company, (ii) all references to “Common Stock” (or similar term) of the Company refer to Converted Corporation Common Stock, (iii) all shares issued under the applicable Equity Plan or non-plan equity award agreement shall be Converted Corporation Common Stock (subject to adjustment pursuant to the terms of the applicable Equity Plan or agreement), (iv) the Converted Corporation shall be entitled to grant awards covering shares of Converted Corporation Common Stock under the Equity Plans, subject to the terms and conditions thereto, and (v) any other changes necessary to effect the Nevada Reincorporation shall be deemed made; and it is further
RESOLVED, that each of the assumed Awards under the Equity Plans will continue to have, and be subject to, the same terms and conditions (including, if applicable, the vesting arrangements and other terms and conditions set forth in the applicable Equity Plan and the applicable Award agreement), except that the outstanding awards under the Equity Plans settleable in shares of Company Common Stock will be settled in shares of the Converted Corporation Common Stock; and it is further
RESOLVED, that contingent on the consummation of the Nevada Reincorporation, the Company hereby assigns to the Converted Corporation all rights, duties and obligations pursuant to the Equity Plans and the Benefits Plans and the Converted Corporation hereby assumes all rights, duties and obligations pursuant to the Equity Plans and the Benefits Plans and is the successor to the Company for all purposes under the Equity Plans and the Benefits Plans; and it is further
RESOLVED, that immediately upon the assumption of each Equity Plan, the Compensation Committee of the board of directors of the Converted Corporation shall become the Committee (as defined in such Equity Plans) of each such Equity Plan and shall have any and all authority of the Committee and any and all authority otherwise previously assigned to the Compensation Committee of the Board by the Board with respect thereto; and it is further
RESOLVED, that the Board acknowledges and determines that the Nevada Reincorporation does not constitute a “change of control” or similar term for any purpose including for purposes of the Equity Plans and Benefits Plans; and it is further
RESOLVED, that the Board acknowledges and determines that the Nevada Reincorporation constitutes a reorganization of the Company, effected without change to ownership, and therefore no acceleration of vesting, exercisability or deliverability under the Equity Plans or Awards shall occur; and it is further
General Authorization
RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized and empowered to execute and deliver such other documents, notices, certificates, and instruments, to pay any such fees and expenses and to take such other or further actions as may be necessary or in their opinion appropriate to effect the intent and purpose of the foregoing resolutions; and it is further
RESOLVED, that all actions heretofore taken by any Authorized Officer in connection with the documents, agreements, filings, notices or transactions contemplated by the foregoing resolutions are hereby authorized, approved, adopted, ratified and confirmed in all respects as and for the acts and deeds of the Company.

Appendix B
PLAN OF CONVERSION
OF
GPGI, INC.
This Plan of Conversion (this “Plan of Conversion”) is adopted as of                  , 2026 to convert GPGI, Inc., a Delaware corporation (the “Converting Entity”), to a Nevada corporation to be known as “GPGI, Inc.” (the “Converted Entity”).
1.   Converting Entity.   The Converting Entity is a corporation organized under the General Corporation Law of the State of Delaware, as amended (the “DGCL”).
2.   Converted Entity.   The Converted Entity shall be a corporation organized under Chapter 78 of the Nevada Revised Statutes, as amended (the “NRS”). The name of the Converted Entity shall be GPGI, Inc.
3.   The Conversion.   The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to NRS 92A.195 and Section 266 of the DGCL.
4.   Filing of Conversion Documents; Effective Time.   As soon as practicable following the satisfaction of the conditions set forth in Section 9 hereof, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 12 hereof, the Converting Entity shall cause (i) articles of conversion meeting the requirements of NRS 92A.205 and NRS 92A.230 (the “Articles of Conversion”) and the articles of incorporation of the Converted Entity (the “Nevada Charter”) to be properly executed and filed in accordance with such sections and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section, and otherwise make all other filings or recordings as required by the NRS or the DGCL in connection with the Conversion. The Conversion shall become effective at such date and time as is set forth in the Articles of Conversion and Certificate of Conversion as the effective date and time of the Conversion (such time, the “Effective Time”).
5.   Articles of Incorporation and Bylaws.   At the Effective Time, the Nevada Charter and the bylaws of the Converted Entity (the “Nevada Bylaws”), in the forms attached hereto as Exhibit A and Exhibit B, respectively, shall govern the Converted Entity until amended in accordance with their respective terms and applicable law.
6.   Directors and Officers.   At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or Converted Entity, or their respective stockholders: (i) the Board of Directors of the Converted Entity will consist of the same directors, having the same director classes and the same terms, as the directors of the Converting Entity as of immediately prior to the Effective Time, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the Nevada Charter, Nevada Bylaws and the NRS; (ii) the executive chairman of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the executive chairman of the Board of Directors of the Converted Entity, and shall serve at the pleasure of the Board of Directors of the Converted Entity; (iii) each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be constituted as a committee of the Board of Directors of the Converted Entity on the same terms and, subject to applicable law, with the same powers and authority as the applicable committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time, and the members of each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the members of each such committee of the Board of Directors of the Converted Entity, each to serve at the pleasure of the Board of Directors of the Converted Entity; and (iv) the officers of the Converted Entity shall be the same officers as the officers of the Converting Entity as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the Nevada Charter, the Nevada Bylaws and the NRS.
7.   Effect on Capital Stock of Converting Entity.   At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity, the Converted Entity or any other person, each share of Class A Common Stock, par value $0.0001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one share of Class A Common Stock, par value $0.0001 per share, of the Converted Entity. At and after the Effective Time, all of the issued and outstanding shares of Class A Common Stock of the Converting Entity shall automatically become the number and series of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.
8.   Effect on Other Securities of Converting Entity.   At the Effective Time, any option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the Class A Common Stock of the Converting Entity or other equity security of the Converting Entity, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall from and after the Effective Time, constitute an option, restricted stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the Class A Common Stock of the Converted Entity or other equity securities of the Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time.
9.   Conditions Precedent.   Completion of the Conversion is subject to the following conditions:
(a)   the resolution of the Board of Directors of the Converting Entity (the “Board of Directors”) approving the conversion of the Converting Entity to the Converted Entity pursuant to and in accordance with applicable law and this Plan of Conversion shall have been adopted and approved by the affirmative vote or consent of a majority of the aggregate voting power of the shares of the Class A Common Stock of the Converting Entity outstanding and entitled to vote thereon; and
(b)   other than the filing of the Articles of Conversion, the Nevada Charter and the Certificate of Conversion provided for under Section 4 hereof, any other regulatory or contractual approvals that the Board of Directors or any duly authorized committee thereof (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.
All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(b) hereof may be waived by the Board of Directors or any duly authorized committee thereof, and any determination by the Board of Directors or any duly authorized committee thereof prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 9 shall be final and conclusive.
10.   Effect of Conversion.   From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266(h) of the DGCL and shall, for all purposes of the laws of the State of Nevada, have the effects set forth in NRS 92A.250(3).
11.   Record of Conversion.   A copy of this Plan of Conversion will be kept at the principal place of business of the Converted Entity and, upon the request of any stockholder of the Converting Entity, a copy of this Plan of Conversion shall promptly be provided to such stockholder without cost.
12.   Termination; Abandonment.   At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Converting Entity as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors or any duly authorized committee thereof, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.

13.   Plan of Reorganization.   It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.
[Remainder of Page Intentionally Left Blank]

This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.
GPGI, INC.
By:
Name:
Title:
[Signature page to Plan of Conversion]

Appendix C
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
COMPOSECURE, INC.
May 28, 2025
CompoSecure, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.   The name of the Corporation is “CompoSecure, Inc.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on August 21, 2020, and the Corporation’s original name at the time of the filing of its original certificate of incorporation was “Roman DBDR Tech Acquisition Corp.” The Corporation filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on November 5, 2020 and a Second Amended and Restated Certificate of Incorporation with the Secretary of the State of Delaware on December 27, 2021 (the “Second Amended and Restated Certificate”).
2.   This Third Amended and Restated Certificate of Incorporation (this “Third Amended and Restated Certificate”) was duly adopted by the Board of Directors of the Corporation (the “Board”) and the stockholders of the Corporation in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.
3.   This Third Amended and Restated Certificate shall become effective on the date of filing with the Secretary of State of the State of Delaware.
4.   This Third Amended and Restated Certificate restates, integrates and amends the provisions of the Second Amended and Restated Certificate. Certain capitalized terms used in this Third Amended and Restated Certificate are defined where appropriate herein.
5.   The text of the Second Amended and Restated Certificate is hereby amended and restated in its entirety to read as follows:
ARTICLE I
NAME
The name of the corporation is CompoSecure, Inc. (the “Corporation”).
ARTICLE II
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”). In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.
ARTICLE III
REGISTERED AGENT
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, State of Delaware, 19808, and the name of the Corporation’s registered agent at such address is Corporation Service Company.
ARTICLE IV
CAPITALIZATION
Section 4.1 Authorized Capital Stock.   The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 1,010,000,000 shares, consisting of (a) 1,000,000,000 shares of Class A Common Stock (the “Common Stock”) and (b) 10,000,000 shares of preferred stock (the “Preferred Stock”).
Section 4.2 Preferred Stock.   The Preferred Stock may be issued from time to time in one or more series. The Board is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the DGCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.
Section 4.3 Common Stock.
(a)   Except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), the holders of Common Stock shall possess all voting power with respect to the Corporation. The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote. The holders of shares of Common Stock shall at all times vote together as one class on all matters submitted to a vote of the stockholders of the Corporation.
(b)   Except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall not be entitled to vote on any amendment to this Third Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of the Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Third Amended and Restated Certificate (including any Preferred Stock Designation).
(c)   Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.
(d)   Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them.
Section 4.4 Rights and Options.   The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to purchase shares of any class or series of the Corporation’s capital stock or other securities of the Corporation, and such rights, warrants and options shall be evidenced by instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock subject thereto may not be less than the par value thereof.

ARTICLE V
BOARD OF DIRECTORS
Section 5.1 Board Powers.   The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Third Amended and Restated Certificate or the Second Amended and Restated Bylaws of the Corporation (as amended from time to time, the “Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL and this Third Amended and Restated Certificate.
Section 5.2 Number, Election and Term.
(a)   The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.
(b)   Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible, and designated Class I, Class II and Class III. At each annual meeting of the stockholders of the Corporation, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. Subject to Section 5.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. Directors shall be elected by a plurality of the votes cast at an annual meeting of stockholders by holders of the Common Stock.
(c)   Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
(d)   Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.
Section 5.3 Newly Created Directorships and Vacancies.   Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
Section 5.4 Removal.   Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 5.5 Preferred Stock Directors.   Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Third Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.
ARTICLE VI
BYLAWS
In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law, by this Third Amended and Restated Certificate (including any Preferred Stock Designation), or by the Bylaws, the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
ARTICLE VII
MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT
Section 7.1 Meetings.   Subject to the rights of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board or Executive Chairman of the Board, as applicable, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied.
Section 7.2 Advance Notice.   Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
Section 7.3 Action by Written Consent.   Any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such holders and may not be effected by written consent of the stockholders.
ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION
Section 8.1 Limitation of Director Liability.   A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
Section 8.2 Indemnification and Advancement of Expenses.
(a)   To the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation to procure a judgment in its favor (each, a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees and disbursements, judgments, fines, ERISA excise taxes, damages, claims and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.
(b)   The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Third Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.
(c)   Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Third Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
(d)   This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.
ARTICLE IX
CORPORATE OPPORTUNITY
Section 9.1 Corporate Opportunity Waiver.
(a)   The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors in circumstances where the application of any such doctrine to a corporate opportunity would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Third Amended and Restated Certificate or in the future. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.
(b)   Neither the alteration, amendment, addition to or repeal of this Article IX, nor the adoption of any provision of this Third Amended and Restated Certificate (including any Preferred Stock Designation) inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article IX, would accrue or arise, prior to such alteration, amendment, addition, repeal or adoption. This Article IX shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Third Amended and Restated Certificate, the Bylaws or applicable law.
ARTICLE X
BUSINESS COMBINATIONS
Section 10.1 Opt Out of DGCL 203.   The Corporation shall not be governed by Section 203 of the DGCL.

Section 10.2 Limitations on Business Combinations.   Notwithstanding the foregoing, the Corporation shall not engage in any business combination, at any point in time at which the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, with any interested stockholder for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:
(a)   prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; or
(b)   upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers or (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or
(c)   at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two thirds of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.
Section 10.3 Definitions.   For purposes of this Article X, the term:
(a)   “Affiliate” means, with respect to any person, any other person that controls, is controlled by, or is under common control with such person.
(b)   “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.
(c)   “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:
(i)   any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (A) with the interested stockholder, or (B) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 10.2 is not applicable to the surviving entity;
(ii)   any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;
(iii)   any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (B) pursuant to a merger under Section 251(g) of the DGCL; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (D) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (E) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (C)  – (E) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);
(iv)   any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or
(v)   any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i) – (iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.
(d)   “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article X, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.
(e)   “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an Affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, or (iii) an Affiliate or associate of any such person described in clauses (i) and (ii); provided, however, that the term “interested stockholder” shall not include any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided, that such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
(f)   “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its Affiliates or associates:
(i)   beneficially owns such stock, directly or indirectly; or
(ii)   has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s Affiliates or associates until such tendered stock is accepted for purchase or exchange; or (B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or
(iii)   has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose Affiliates or associates beneficially own, directly or indirectly, such stock.
(g)   “person” means any individual, corporation, partnership, unincorporated association or other entity.
(h)   “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
(i)   “voting stock” means stock of any class or series entitled to vote generally in the election of directors.
ARTICLE XI
AMENDMENT OF AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Third Amended and Restated Certificate (including any Preferred Stock Designation), in the manner now or hereafter prescribed by this Third Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Third Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI. Notwithstanding anything to the contrary contained in this Third Amended and Restated Certificate, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Article V, Section 7.1, Section 7.3, Article VIII, Article IX, Article X and this Article XI may be altered, amended or repealed in any respect, nor may any provision or bylaw inconsistent therewith be adopted, unless, in addition to any other vote required by this Third Amended and Restated Certificate or otherwise required by law, such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
****************

IN WITNESS WHEREOF, the Corporation has caused this Third Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set forth above.
COMPOSECURE, INC.
By:
/s/ Jonathan C. Wilk

Name:  Jonathan C. Wilk
Title:   Chief Executive Officer
[Signature Page to Third Amended and Restated Certificate of CompoSecure, Inc.]

Appendix D
CERTIFICATE OF AMENDMENT
OF
THE THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
COMPOSECURE, INC.
CompoSecure, Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Date (the “DGCL”), DOES HEREBY CERTIFY THAT:
1.   The name of the Corporation is CompoSecure, Inc.
2.   The Third Amended and Restated Certificate of Incorporation of the Corporation as heretofore in effect is hereby amended such that Article I thereof shall now provide in full as follows:
The name of the corporation is GPGI, Inc. (the “Corporation”).
3.   This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.
4.   This Certificate of Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.
[Signature Page Follows]

D-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this 22nd day of January, 2026.
COMPOSECURE, INC.
By:	/s/ Thomas Knott
	Name:	Thomas Knott
	Title:	Authorized Officer

D-2

Appendix E
AMENDED AND RESTATED BYLAWS
OF
GPGI, INC.
(THE “CORPORATION”)
ARTICLE I
OFFICES
Section 1.1 Registered Office.   The registered office of the Corporation within the State of Delaware shall be located at either (a) the principal place of business of the Corporation in the State of Delaware or (b) the office of the corporation or individual acting as the Corporation’s registered agent in Delaware.
Section 1.2 Additional Offices.   The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.
ARTICLE II
STOCKHOLDER MEETINGS
Section 2.1 Annual Meetings.   The annual meeting of stockholders shall be held at such place, either within or without the State of Delaware, and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual meeting, the stockholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting.
Section 2.2 Special Meetings.   Subject to the rights of the holders of any outstanding series of the preferred stock of the Corporation (“Preferred Stock”), and to the requirements of applicable law, special meetings of stockholders, for any purpose or purposes, may be called only by the Chairman of the Board, the President, or the Board pursuant to a resolution adopted by a majority of the Board, and may not be called by any other person. Special meetings of stockholders shall be held at such place, either within or without the State of Delaware, and at such time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a).
Section 2.3 Notices.   Written notice of each stockholders’ meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting, by the Corporation not less than 10 nor more than 60 days before the date of the meeting unless otherwise required by the General Corporation Law of the State of Delaware, as amended (the “DGCL”). If said notice is for a stockholders’ meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto). Any meeting of stockholders as to which notice has been given may be postponed, and any meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.
Section 2.4 Quorum.   Except as otherwise provided by applicable law, the Corporation’s Certificate of Incorporation, as the same may be amended or restated from time to time (the “Certificate of Incorporation”)

or these Bylaws, the presence, in person or by proxy, at a stockholders’ meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders of the Corporation, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.
Section 2.5 Voting of Shares.
(a)   Voting Lists.   The Secretary of the Corporation (the “Secretary”) shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at such meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order and showing the address and the number and class of shares registered in the name of each stockholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If a meeting of stockholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.
(b)   Manner of Voting.   At any stockholders’ meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by stockholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxy holder. The Board, in its discretion, or the chairman of the meeting of stockholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.
(c)   Proxies.   Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy expressly provides for a longer period. Proxies need not be filed with the Secretary until the meeting is called to order, but shall be filed with the Secretary before being voted. No stockholder shall have cumulative voting rights. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority.
(i)   A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.
(ii)   A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.
(d)   Required Vote.   Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, at all meetings of stockholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Incorporation, these Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.
(e)   Inspectors of Election.   The Board may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of stockholders or any adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.
Section 2.6 Adjournments.   Any meeting of stockholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
Section 2.7 Advance Notice for Business.
(a)   Annual Meetings of Stockholders.   No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.2 will be considered for election at such meeting.
(i)   In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary and such business must otherwise be a proper matter for stockholder action. Subject to Section 2.7(a)(iii), a stockholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 2.7(a).
(ii)   To be in proper written form, a stockholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
(iii)   The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the

Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such stockholder has complied with the requirements of such rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.
(iv)   In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
(b)   Special Meetings of Stockholders.   Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.
(c)   Public Announcement.   For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).
Section 2.8 Conduct of Meetings.   The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant

Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.
Section 2.9 Consents in Lieu of Meeting.   Any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such holders and may not be effected by written consent of the stockholders.
ARTICLE III
DIRECTORS
Section 3.1 Powers; Number.   The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware. Subject to the Certificate of Incorporation, the number of directors shall be fixed exclusively by resolution of the Board.
Section 3.2 Advance Notice for Nomination of Directors.
(a)   Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.
(b)   In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary. To be timely, a stockholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 3.2.
(c)   Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder’s notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.
(d)   To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder as they appear on the Corporation’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
(e)   If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.2, or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.
(f)   In addition to the provisions of this Section 3.2, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Incorporation.
Section 3.3 Compensation.   Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board, and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.
Section 3.4 Newly Created Directorships and Vacancies.   Unless otherwise provided by the Certificate of Incorporation, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

ARTICLE IV
BOARD MEETINGS
Section 4.1 Annual Meetings.   The Board shall meet as soon as practicable after the adjournment of each annual stockholders’ meeting at the place of the annual stockholders’ meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.
Section 4.2 Regular Meetings.   Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places (within or without the State of Delaware) as shall from time to time be determined by the Board.
Section 4.3 Special Meetings.   Special meetings of the Board (a) may be called by the Chairman of the Board or the President and (b) shall be called by the Chairman of the Board, the President or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place (within or without the State of Delaware) as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Incorporation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.
Section 4.4 Quorum; Required Vote.   A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
Section 4.5 Consent In Lieu of Meeting.   Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 4.6 Organization.   The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.
ARTICLE V
COMMITTEES OF DIRECTORS
Section 5.1 Establishment.   The Board may by resolution passed by a majority of the Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the resolution designating such committee. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.
Section 5.2 Available Powers.   Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.
Section 5.3 Alternate Members.   The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.
Section 5.4 Procedures.   Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Incorporation, these Bylaws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these Bylaws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these Bylaws.
ARTICLE VI
OFFICERS
Section 6.1 Officers.   The officers of the Corporation elected by the Board may include a Chairman of the Board of Directors, a President, a Chief Financial Officer, a Secretary and such other officers (including without limitation, Vice Presidents, Assistant Secretaries and a Treasurer) as the Board from time to time may determine. Such officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Board may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation and may give any of them such further designations or alternate titles as it considers desirable. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Bylaws or as may be prescribed by the Board.
(a)   Chairman of the Board.   The Chairman of the Board shall preside at all meetings of the stockholders and the Board. The Chairman of the Board shall have supervision and control of all activities of the Corporation, subject to the ultimate authority of the Board. The position of the Chairman of the Board shall preside over the position of the President in all respects.
(b)   President.   The President shall perform all duties incident to the office of president of a corporation, subject in all respects to the Chairman of the Board, and shall be responsible for the execution of the policies of the Chairman of the Board with respect to such matters. In the absence (or inability or refusal to act) of the Chairman of the Board, the President (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. If there is no President, any person authorized by resolution of the Board to serve as the principal executive officer of the Corporation shall perform the duties and have the powers of the President.

(c)   Vice Presidents.   In the absence (or inability or refusal to act) of the Chairman of the Board or the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.
(d)   Secretary.   The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board or the President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature. The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled. If there is no Secretary, the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) or any other person authorized by resolution of the Board shall perform the duties and have the powers of the Secretary.
(e)   Assistant Secretaries.   The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.
(f)   Chief Financial Officer.   The Chief Financial Officer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation, which from time to time may come into the Chief Financial Officer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board or the President may authorize). If there is no Chief Financial Officer, any person authorized by resolution of the Board to serve as the principal financial officer of the Corporation shall perform the duties and have the powers of the Chief Financial Officer.
(g)   Treasurer.   The Treasurer shall, in the absence (or inability or refusal to act) of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer.
Section 6.2 Term of Office; Removal; Vacancies.   The officers of the Corporation shall be appointed by the Board and shall hold office until their successors are duly elected and qualified by the Board or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Board or the President may also be removed, with or without cause, by the Board or the President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by the Board or the President may be filled by the Board or the President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.
Section 6.3 Other Officers.   The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.
Section 6.4 Multiple Officeholders; Stockholder and Director Officers.   Any number of offices may be held by the same person unless the Certificate of Incorporation or these Bylaws otherwise provide. Officers need not be stockholders or residents of the State of Delaware.

ARTICLE VII
SHARES
Section 7.1 Certificated and Uncertificated Shares.   The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the DGCL.
Section 7.2 Multiple Classes of Stock.   If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.
Section 7.3 Signatures.   Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.
Section 7.4 Consideration and Payment for Shares.
(a)   Subject to applicable law and the Certificate of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or any benefit to the Corporation including, without limitation, cash, promissory notes, services performed, contracts for services to be performed or other securities, or any combination thereof.
(b)   Subject to applicable law and the Certificate of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.
Section 7.5 Lost, Destroyed or Wrongfully Taken Certificates.
(a)   If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.
(b)   If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.
Section 7.6 Transfer of Stock.
(a)   If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:
(i)   in the case of certificated shares, the certificate representing such shares has been surrendered;
(ii)   (A) with respect to certificated shares, the endorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the endorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;
(iii)   the Corporation has received a guarantee of signature of the person signing such endorsement or instruction or such other reasonable assurance that the endorsement or instruction is genuine and authorized as the Corporation may request;
(iv)   the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and
(v)   such other conditions for such transfer as shall be provided for under applicable law have been satisfied.
(b)   Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.
Section 7.7 Registered Stockholders.   Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, so inspect the books and records of the Corporation.
Section 7.8 Effect of the Corporation’s Restriction on Transfer.
(a)   A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.
(b)   A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares prior to or within a reasonable time after the issuance or transfer of such shares.
Section 7.9 Regulations.   The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.
ARTICLE VIII
INDEMNIFICATION
Section 8.1 Right to Indemnification.   To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.
Section 8.2 Right to Advancement of Expenses.   In addition to the right to indemnification conferred in Section 8.1, an Indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including, without limitation, attorneys’ fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation’s receipt of an undertaking (hereinafter an “undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Article VIII or otherwise.
Section 8.3 Right of Indemnitee to Bring Suit.   If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.
Section 8.4 Non-Exclusivity of Rights.   The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Certificate of Incorporation, these Bylaws, an agreement, a vote of stockholders or disinterested directors, or otherwise.
Section 8.5 Insurance.   The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
Section 8.6 Indemnification of Other Persons.   This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII.
Section 8.7 Amendments.   Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided however, that amendments or repeals of this Article VIII shall require the affirmative vote of the stockholders holding at least 66.7% of the voting power of all outstanding shares of capital stock of the Corporation.
Section 8.8 Certain Definitions.   For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of Section 145 of the DGCL.
Section 8.9 Contract Rights.   The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.
Section 8.10 Severability.   If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
ARTICLE IX
MISCELLANEOUS
Section 9.1 Place of Meetings.   If the place of any meeting of stockholders, the Board or committee of the Board for which notice is required under these Bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.
Section 9.2 Fixing Record Dates.
(a)   In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.
(b)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
Section 9.3 Means of Giving Notice.
(a)   Notice to Directors.   Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.
(b)   Notice to Stockholders.   Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in Section 232 of the DGCL. A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, and (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.
(c)   Electronic Transmission.   “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to any recognizable electronic transmission process, including by facsimile or electronic mail.
(d)   Notice to Stockholders Sharing Same Address.   Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.
(e)   Exceptions to Notice Requirements.   Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful. Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, to any stockholder to whom

(1) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then current address, the requirement that notice be given to such stockholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL. The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.
Section 9.4 Waiver of Notice.   Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these Bylaws, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.
Section 9.5 Meeting Attendance via Remote Communication Equipment.
(a)   Stockholder Meetings.   If authorized by the Chairman of the Board in his or her sole discretion, and subject to such guidelines and procedures as he or she may adopt, stockholders entitled to vote at such meeting and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:
(i)   participate in a meeting of stockholders; and
(ii)   be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and, if entitled to vote, to vote on matters submitted to the applicable stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.
(b)   Board Meetings.   Unless otherwise restricted by applicable law, the Certificate of Incorporation or these Bylaws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.
Section 9.6 Dividends.   The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.
Section 9.7 Reserves.   The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Section 9.8 Contracts and Negotiable Instruments.   Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, President, Chief Financial Officer, Treasurer, Secretary or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board, President, Chief Financial Officer, Treasurer, Secretary or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.
Section 9.9 Fiscal Year.   The fiscal year of the Corporation shall be fixed by the Board.
Section 9.10 Seal.   The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.
Section 9.11 Books and Records.   The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may from time to time be designated by the Board.
Section 9.12 Resignation.   Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board or the President. The resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 9.13 Surety Bonds.   Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Chairman of the Board.
Section 9.14 Securities of Other Corporations.   Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, or the President, or any designee thereof. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.
Section 9.15 Amendments.   The Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any separate vote of the holders of any class or series of capital stock of the Corporation required by applicable law, the Certificate of Incorporation or the Bylaws, the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.
Section 9.16 Exclusive Forum.   Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware (the “Court of Chancery”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring any state law claims for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or the Corporation’s Certificate of Incorporation or Bylaws or (d) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (a) through (d) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 9.16. If any provision or provisions of this Section 9.16 shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 9.16 (including, without limitation, each portion of any sentence of this Section 9.16 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

Appendix F
ARTICLES OF INCORPORATION
OF
GPGI, INC.
ARTICLE I
NAME
The name of the Corporation is GPGI, Inc. (the “Corporation”) The Corporation is the resulting entity in the conversion of GPGI, Inc., a Delaware corporation, into a Nevada corporation and is a continuation of the existence thereof pursuant to Chapter 92A of the Nevada Revised Statutes (as amended from time to time, the “NRS”).
ARTICLE II
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.
ARTICLE III
REGISTERED AGENT
The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.
ARTICLE IV
CAPITALIZATION
Section 4.1 Authorized Capital Stock.   The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 1,010,000,000 shares, consisting of (a) 1,000,000,000 shares of Class A Common Stock (“Common Stock”) and (b) 10,000,000 shares shall be designated as Preferred Stock, par value of $0.0001 per share (“Preferred Stock”).
Section 4.2 Preferred Stock.   The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board”) is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolutions adopted by the Board providing for the establishment and issue of such series and in the certificate of designation establishing such series of Preferred Stock as filed in the office of the Nevada Secretary of State (a “Preferred Stock Designation”) pursuant to the NRS.
Section 4.3 Common Stock.
(a)   Except as otherwise required by law or these articles of incorporation (as amended and/or restated from time to time and including any Preferred Stock Designation, the “Articles of Incorporation”), the holders of Common Stock shall possess all voting power with respect to the Corporation. The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote. The holders of shares of Common Stock shall at all times vote together as one class on all matters submitted to a vote of the stockholders of the Corporation.

(b)   Except as otherwise required by law or the Articles of Incorporation, at any annual or special meeting of the stockholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or the Articles of Incorporation, the holders of the Common Stock shall not be entitled to vote on any amendment to the Articles of Incorporation (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of the Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Articles of Incorporation.
(c)   Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and other distributions.
(d)   Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them.
Section 4.4 Rights and Options.   The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to purchase shares of any class or series of the Corporation’s capital stock or other securities of the Corporation, and such rights, warrants and options shall be evidenced by instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock subject thereto may not be less than the par value thereof.
ARTICLE V
BOARD OF DIRECTORS
Section 5.1 Board Powers.   The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by the NRS, the Articles of Incorporation or the bylaws of the Corporation (as amended and/or restated from time to time, the “Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the NRS and the Articles of Incorporation.
Section 5.2 Number, Election and Term.
(a)   The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.
(b)   Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible, and designated Class I, Class II and Class III. At each annual meeting of the stockholders of the Corporation, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. Subject to Section 5.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors cause the removal of or shorten the term of any incumbent director. Directors shall be elected by a plurality of the votes cast at an annual meeting of stockholders by holders of the Common Stock.
(c)   Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected or appointed and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d)   Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.
Section 5.3 Newly Created Directorships and Vacancies.   Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
Section 5.4 Removal.   Any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock voting separately as a series or together with one or more other such series, as the case may be) may be removed at any time, but only for cause and only by the affirmative vote of at least the minimum percentage of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, then permitted under the NRS for such vote (which in any event shall not be less than a simple majority).
Section 5.5 Preferred Stock Directors.   Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in the Articles of Incorporation (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.
ARTICLE VI
BYLAWS
In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law, by the Articles of Incorporation, or by the Bylaws, the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
ARTICLE VII
MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT
Section 7.1 Meetings.   Subject to the rights of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chair of the Board or the President of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied.
Section 7.2 Advance Notice.   Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
Section 7.3 Action by Written Consent.   Any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such holders and may not be effected by written consent of the stockholders.

ARTICLE VIII
LIMITED LIABILITY
The liability of directors and officers of the Corporation is hereby eliminated or limited to the fullest extent permitted by Nevada law. Without limiting the effect of the preceding sentence, if the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors and officers, the liability of the directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended, automatically and without further action, upon the date of such amendment. No repeal or amendment of this Article VIII by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of the Articles of Incorporation inconsistent with this Article VIII, shall, unless otherwise required by law, diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
ARTICLE IX
CORPORATE OPPORTUNITY
(a)   To the fullest extent permitted under NRS 78.070(8), the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors in circumstances where the application of any such doctrine to a corporate opportunity would conflict with any fiduciary duties or contractual obligations they may have as of the date of these Articles of Incorporation or in the future. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.
(b)   Neither the alteration, amendment, addition to or repeal of this Article IX, nor the adoption of any provision of the Articles of Incorporation inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article IX, would accrue or arise, prior to such alteration, amendment, addition, repeal or adoption. This Article IX shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under the Articles of Incorporation, the Bylaws or applicable law.
ARTICLE X
LIMITED WAIVER OF JURY TRIAL
To the fullest extent permitted by applicable law, all internal actions (as defined in NRS 78.046 or any successor statute) to be tried in any court of the State of Nevada must be tried before the presiding judge as the trier of fact, and not before a jury. This Article X shall conclusively operate as a waiver of the right to trial by jury by each party to any such internal action.
ARTICLE XI
AMENDMENT OF
ARTICLES OF INCORPORATION
The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by the Articles of Incorporation and the NRS; and, except as set forth in Article VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to the Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article XI. Notwithstanding anything to the contrary contained in these Articles of Incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Article V, Section 7.1, Section 7.3, Article VIII, Article IX, Article X and this Article XI may be altered, amended or repealed in any respect, nor may any provision or bylaw inconsistent therewith be adopted, unless, in addition to any other vote required by the Articles of Incorporation or otherwise required by law, such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
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Appendix G
BYLAWS
OF
GPGI, INC.
(THE “CORPORATION”)
ARTICLE I
OFFICES
Section 1.1 Registered Office.   The registered office of the Corporation within the State of Nevada shall be located at the office of the entity or individual acting as the Corporation’s registered agent in Nevada.
Section 1.2 Additional Offices.   The Corporation may, in addition to its registered office in the State of Nevada, have such other offices and places of business, both within and outside the State of Nevada, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.
ARTICLE II
STOCKHOLDER MEETINGS
Section 2.1 Annual Meetings.   The annual meeting of stockholders shall be held at such physical location either within or without the State of Nevada, and at such time and on such date as shall be determined by the Board, and by such means of remote communication as is authorized by Section 78.320(4)-(5) of the Nevada Revised Statutes (as amended from time to time, the “NRS”) and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any physical location, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual meeting, the stockholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting.
Section 2.2 Special Meetings.   Subject to the rights of the holders of any outstanding series of the preferred stock of the Corporation (“Preferred Stock”), other than as may be required by the NRS and the requirements of applicable law, special meetings of stockholders, for any purpose or purposes, may be called only by the Chair of the Board, the President, or the Board pursuant to a resolution adopted by a majority of the Board, and may not be called by any other person. Special meetings of stockholders shall be held at such physical location, either within or without the State of Nevada, and at such time and on such date as shall be determined by the Board, and in whole or in part by such means of remote communication as is authorized by NRS 78.320(4)-(5), and stated in the Corporation’s notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any physical location, but may instead be held solely by means of remote communication pursuant to Section 9.5(a).
Section 2.3 Notices.   Written notice of each stockholders’ meeting shall be given in accordance with NRS 78.370 (and shall contain or be accompanied by such additional information as may be required by the NRS, including without limitation, NRS 78.379, 92A.120 or 92A.410). The notice shall state the physical location, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and shall be given in the manner permitted by Section 9.3 to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting, by the Corporation not less than 10 nor more than 60 days before the date of the meeting unless otherwise required by the NRS. If said notice is for a stockholders’ meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto), provided, however that (a) if a proposed plan of merger, conversion or exchange is to be submitted to a vote at the meeting, the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan, and (b) if a proposed action creating dissenter’s rights is to be submitted to a vote at the meeting, the notice of the meeting must state that the stockholders are or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those statutory provisions. Any meeting of stockholders as to which notice has been given may be postponed, and any meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.
Section 2.4 Quorum.   Except as otherwise provided by applicable law, the Corporation’s articles of incorporation (as the same may be amended and/or restated from time to time, and including any certificate of designation establishing any series of Preferred Stock, the “Articles of Incorporation”) or these bylaws (as the same may be amended and/or restated from time to time, the “Bylaws”), the presence, in person or by proxy (regardless of whether the proxy has authority to vote on any matter), at a stockholders’ meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders of the Corporation, the chair of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.
Section 2.5 Voting of Shares.
(a)   Voting Lists.   The Secretary of the Corporation (the “Secretary”) shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at such meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order and showing the address and the number and class of shares registered in the name of each stockholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a physical location, then the list shall be produced and kept at the time and physical location of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If a meeting of stockholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.

(b)   Manner of Voting.   At any stockholders’ meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by stockholders or proxy holders at any meeting conducted in whole or in part by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxy holder. The Board, in its discretion, or the chair of the meeting of stockholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.
(c)   Proxies.   Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after six months from its date, unless the proxy expressly provides for a longer period, subject to applicable limitations under NRS 78.355. A duly executed proxy shall be irrevocable if it states that it is irrevocable but only if the proxy is coupled with an interest sufficient in law to support an irrevocable power. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the applicable provisions of NRS 78.355. Proxies need not be filed with the Secretary until the meeting is called to order, but shall be filed with the Secretary before being voted. No stockholder shall have cumulative voting rights. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority.
(i)   A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.
(ii)   A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.
(d)   Required Vote.   Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, at all meetings of stockholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Articles of Incorporation, these Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.
(e)   Inspectors of Election.   The Board may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of stockholders or any adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chair of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.
Section 2.6 Adjournments.   Any meeting of stockholders, annual or special, may be adjourned by the chair of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other physical location or means of remote communication. Notice need not be given of any such adjourned meeting if the date, time, and physical location, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 60 days after the meeting date set for the original meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting in accordance with applicable provision of NRS 78.350(5). If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2 and the provisions of NRS 78.350, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
Section 2.7 Advance Notice for Business.
(a)   Annual Meetings of Stockholders.   No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.2 will be considered for election at such meeting.
(i)   In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary and such business must otherwise be a proper matter for stockholder action. Subject to Section 2.7(a)(iii), a stockholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 2.7(a).
(ii)   To be in proper written form, a stockholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
(iii)   The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such stockholder has complied with the requirements of such rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board or the chair of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.
(iv)   In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
(b)   Special Meetings of Stockholders.   Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.
(c)   Public Announcement.   For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).

Section 2.8 Conduct of Meetings.   The chair of each annual and special meeting of stockholders shall be the Chair of the Board or, in the absence (or inability or refusal to act) of the Chair of the Board, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chair of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chair of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chair of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chair of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chair of the meeting may appoint any person to act as secretary of the meeting.
Section 2.9 Consents in Lieu of Meeting.   Any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such holders and may not be effected by written consent of the stockholders.
ARTICLE III
DIRECTORS
Section 3.1 Powers; Number.   The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by the NRS or by the Articles of Incorporation or these Bylaws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Nevada. Subject to the Articles of Incorporation, the number of directors shall be fixed exclusively by resolution of the Board.
Section 3.2 Advance Notice for Nomination of Directors.
(a)   Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.
(b)   In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary. To be timely, a stockholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 3.2.
(c)   Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder’s notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.
(d)   To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder as they appear on the Corporation’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
(e)   If the Board or the chair of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.2, or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.
(f)   In addition to the provisions of this Section 3.2, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Articles of Incorporation.
Section 3.3 Compensation.   Unless otherwise restricted by the Articles of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board, and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.
Section 3.4 Newly Created Directorships and Vacancies.   Unless otherwise provided by the Articles of Incorporation, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected or appointed and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
ARTICLE IV
BOARD MEETINGS
Section 4.1 Annual Meetings.   The Board shall meet as soon as practicable after the adjournment of each annual stockholders’ meeting at the physical location of the annual stockholders’ meeting (or by means of remote communication pursuant to Section 9.5(b)), unless the Board shall fix another time and physical location or means of remote communication, and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.
Section 4.2 Regular Meetings.   Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and physical locations (within or without the State of Nevada) or by such means of remote communication as shall from time to time be determined by the Board.
Section 4.3 Special Meetings.   Special meetings of the Board (a) may be called by the Chair of the Board or the President and (b) shall be called by the Chair of the Board, the President or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and physical location (within or without the State of Nevada) and/or by such means of remote communication as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Articles of Incorporation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.
Section 4.4 Quorum; Required Vote.   A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Articles of Incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
Section 4.5 Consent In Lieu of Meeting.   Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by communication sent by electronic transmission, or writings or communications by electronic transmission (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 4.6 Organization.   The chair of each meeting of the Board shall be the Chair of the Board or, in the absence (or inability or refusal to act) of the Chair of the Board, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chair elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chair of the meeting may appoint any person to act as secretary of the meeting.
ARTICLE V
COMMITTEES OF DIRECTORS
Section 5.1 Establishment.   The Board may by resolution passed by a majority of the Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may also appoint natural persons who are not directors to serve on committees. Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the resolution designating such committee. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.
Section 5.2 Available Powers.   Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation (if any) to be affixed to all papers that may require it.
Section 5.3 Alternate Members.   The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.
Section 5.4 Procedures.   Unless the Board otherwise provides, the time, date, physical location, if any, means of remote communication, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Articles of Incorporation, these Bylaws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these Bylaws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these Bylaws.
ARTICLE VI
OFFICERS
Section 6.1 Officers.   The officers of the Corporation elected by the Board shall include a President, Secretary and Treasurer or the equivalent thereof and may include a Chair of the Board of Directors, a

Chief Financial Officer and such other officers (including without limitation, Vice Presidents and Assistant Secretaries) as the Board from time to time may determine. Such officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Board may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation and may give any of them such further designations or alternate titles as it considers desirable. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Bylaws or as may be prescribed by the Board.
(a)   Chair of the Board.   The Chair of the Board shall preside at all meetings of the stockholders and the Board. The Chair of the Board shall have supervision and control of all activities of the Corporation, subject to the ultimate authority of the Board. The Chair of the Board shall preside over the position of the President in all respects.
(b)   President.   The President shall perform all duties incident to the office of president of a corporation, subject in all respects to the Chair of the Board, and shall be responsible for the execution of the policies of the Chair of the Board with respect to such matters. In the absence (or inability or refusal to act) of the Chair of the Board, the President (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. If there is no President, any person authorized by resolution of the Board to serve as the principal executive officer of the Corporation shall perform the duties and have the powers of the President.
(c)   Vice Presidents.   In the absence (or inability or refusal to act) of the Chair of the Board or the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.
(d)   Secretary.   The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chair of the Board or the President. The Secretary shall have custody of the corporate seal of the Corporation (if any) and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature. The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled. If there is no Secretary, the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) or any other person authorized by resolution of the Board shall perform the duties and have the powers of the Secretary.
(e)   Assistant Secretaries.   The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.
(f)   Chief Financial Officer.   The Chief Financial Officer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation, which from time to time may come into the Chief Financial Officer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board or the President may authorize). If there is no Chief Financial Officer, any person authorized by resolution of the Board to serve as the principal financial officer of the Corporation shall perform the duties and have the powers of the Chief Financial Officer.

(g)   Treasurer.   The Treasurer shall, in the absence (or inability or refusal to act) of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer.
Section 6.2 Term of Office; Removal; Vacancies.   The officers of the Corporation shall be appointed by the Board and shall hold office until their successors are duly elected or appointed and qualified by the Board or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Board or the President may also be removed, with or without cause, by the Board or the President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by the Board or the President may be filled by the Board or the President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.
Section 6.3 Other Officers.   The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.
Section 6.4 Multiple Officeholders; Stockholder and Director Officers.   Any number of offices may be held by the same person unless the Articles of Incorporation or these Bylaws otherwise provide. Officers need not be stockholders or residents of the State of Nevada.
ARTICLE VII
SHARES
Section 7.1 Certificated and Uncertificated Shares.   The shares of stock of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the NRS. If the shares of stock of the Corporation shall be certificated, such certificates shall be in such form as is consistent with applicable law and as shall be prescribed by the Board.
Section 7.2 Multiple Classes of Stock.   If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, each certificate representing shares shall state the following upon the face thereof: the name of the state of the Corporation’s organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value. No certificate shall be issued until the shares represented thereby are fully paid. The Corporation, if required by the applicable provisions of the NRS, including NRS 78.235 and 78.242, shall, within a reasonable time after the issuance or transfer of uncertificated shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates by NRS 78.235(5), and within 10 days after receipt of a written request therefor from the stockholder of record holding uncertificated shares, the Corporation shall provide to such stockholder of record a written statement confirming the information contained in such written statement previously sent to the stockholder of record. In addition to the foregoing, all certificates evidencing shares of the Corporation’s stock or other securities issued by the Corporation shall contain such legend or legends as may from time to time be required by the NRS or such other laws or regulations then in effect. Except as otherwise expressly provided by the NRS, the rights and obligations of the stockholders of the Corporation shall be identical whether or not their shares of stock are represented by certificates.
Section 7.3 Signatures.   Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chair of the Board, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.
Section 7.4 Consideration and Payment for Shares.
(a)   Subject to applicable law and the Articles of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or any benefit to the Corporation including, without limitation, cash, promissory notes, services performed, contracts for services to be performed or other securities, or any combination thereof.
(b)   Subject to applicable law and the Articles of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partially paid shares of capital stock or upon the books and records of the Corporation in the case of partially paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.
Section 7.5 Lost, Destroyed or Wrongfully Taken Certificates.
(a)   If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.
(b)   If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.
Section 7.6 Transfer of Stock.
(a)   If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:
(i)   in the case of certificated shares, the certificate representing such shares has been surrendered;
(ii)   (A) with respect to certificated shares, the endorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the endorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;
(iii)   the Corporation has received a guarantee of signature of the person signing such endorsement or instruction or such other reasonable assurance that the endorsement or instruction is genuine and authorized as the Corporation may request;
(iv)   the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with NRS 78.242; and
(v)   such other conditions for such transfer as shall be provided for under applicable law have been satisfied.
(b)   Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.
Section 7.7 Record Stockholders.   Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the record owner as the person exclusively entitled to inspect for any proper purpose and to the extent permitted by the NRS the stock ledger and the other books of account and financial statements of the Corporation, vote such shares, receive dividends or other distributions or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares.
Section 7.8 Regulations.   The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.
ARTICLE VIII
INDEMNIFICATION
Section 8.1 Right to Indemnification.   To the fullest extent permitted by applicable law (including NRS 78.7502 and NRS 78.751), as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, manager, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, manager (of a limited liability company) employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.
Section 8.2 Right to Advancement of Expenses.   In addition to the right to indemnification conferred in Section 8.1, an Indemnitee shall also have the right to be paid by the Corporation, to the fullest extent permitted by applicable law (including NRS 78.751), the expenses (including, without limitation, attorneys’ fees) as they are incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (an “advancement of expenses”); provided, however, that such an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation’s receipt of an undertaking (an “undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it is ultimately determined by a court of competent jurisdiction that such Indemnitee is not entitled to be indemnified under this Article VIII or otherwise (a “repayment adjudication”).
Section 8.3 Right of Indemnitee to Bring Suit.   If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a repayment adjudication from which there is no further right to appeal that, the Indemnitee has not met any applicable standard for indemnification set forth in the NRS. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the NRS, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.
Section 8.4 Non-Exclusivity of Rights.   The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Articles of Incorporation, these Bylaws, an agreement, a vote of stockholders or disinterested directors, or otherwise.
Section 8.5 Insurance.   The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the NRS.
Section 8.6 Indemnification of Other Persons.   This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, manager, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII. The Board shall have the power to delegate to any person or persons identified in NRS 78.7502(3) the determination of whether employees or agents shall be indemnified or receive an advancement of expenses.
Section 8.7 Amendments.   Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided, however, that amendments or repeals of this Article VIII shall require the affirmative vote of the stockholders holding at least a majority of the voting power of all outstanding shares of capital stock of the Corporation.
Section 8.8 Certain Definitions.   For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” for purposes of NRS 78.7502.
Section 8.9 Contract Rights.   The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.
Section 8.10 Severability.   If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
ARTICLE IX
MISCELLANEOUS
Section 9.1 Physical Location of Meetings.   If the physical location of any meeting of stockholders, the Board or committee of the Board for which notice is required under these Bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any physical location, but instead shall be held solely by means of remote communication pursuant to Section 9.5 hereof, and as authorized by NRS 78.320(4)-(5) (in the case of a stockholders’ meeting) or NRS 78.315(3) (in the case of a meeting of the Board or a committee thereof), then such meeting shall not be held at any physical location.
Section 9.2 Fixing Record Dates.
(a)   In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which the first notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment or postponement of the meeting; provided, however, that the Board may fix a new record date for the adjourned or postponed meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned or postponed meeting the same date as that fixed for determination of stockholders entitled to vote at such meeting in accordance with the foregoing provisions of this Section 9.2(a) and the provisions of NRS 78.350.
(b)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 9.3 Means of Giving Notice.
(a)   Notice to Directors.   Whenever under applicable law, the Articles of Incorporation or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.
(b)   Notice to Stockholders.   Whenever under applicable law, the Articles of Incorporation or these Bylaws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in NRS 75.150. A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, and (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.
(c)   Electronic Transmission.   “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to any recognizable electronic transmission process, including by facsimile or electronic mail.
(d)   Notice to Stockholders Sharing Same Address.   Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the NRS, the Articles of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.
(e)   Exceptions to Notice Requirements.   To the extent permitted by applicable law, any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. Whenever notice is required to be given by the Corporation, under any provision of the NRS, the Articles of Incorporation or these Bylaws, to any stockholder to whom (1) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends, other distributions or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. To the extent permitted by applicable law, any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then current address, the requirement that notice be given to such stockholder shall be reinstated. The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.
Section 9.4 Waiver of Notice.   Whenever any notice is required to be given under applicable law, the Articles of Incorporation, or these Bylaws, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.
Section 9.5 Meeting Attendance via Remote Communication Equipment.
(a)   Stockholder Meetings.   If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as it may adopt, and as authorized by NRS 78.320(4), stockholders entitled to vote at such meeting and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:
(i)   participate in a meeting of stockholders; and
(ii)   be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated physical location or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and, if entitled to vote, to vote on matters submitted to the applicable stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.
(b)   Board Meetings.   Unless otherwise restricted by applicable law, the Articles of Incorporation or these Bylaws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of videoconference, conference telephone, electronic communications or other available technology satisfying the applicable requirements of NRS 78.315(3). Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.6 Distributions.   The Board may from time to time declare, and the Corporation may pay, dividends and other distributions (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Articles of Incorporation.
Section 9.7 Reserves.   The Board may set apart out of the funds of the Corporation available for dividends and other distributions a reserve or reserves for any proper purpose and may abolish any such reserve.
Section 9.8 Contracts and Negotiable Instruments.   Except as otherwise provided by applicable law, the Articles of Incorporation or these Bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chair of the Board, President, Chief Financial Officer, Treasurer, Secretary or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chair of the Board, President, Chief Financial Officer, Treasurer, Secretary or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.
Section 9.9 Fiscal Year.   The fiscal year of the Corporation shall be fixed by the Board.
Section 9.10 Seal.   The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.
Section 9.11 Books and Records.   The books and records of the Corporation may be kept within or outside the State of Nevada at such place or places as may from time to time be designated by the Board.
Section 9.12 Resignation.   Any director, committee member or officer may resign by giving notice thereof in writing (including communication by electronic transmission) to the Chair of the Board or the President. The resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 9.13 Surety Bonds.   Such officers, employees and agents of the Corporation (if any) as the Chair of the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chair of the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Chair of the Board.
Section 9.14 Securities of Other Corporations.   Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chair of the Board, or the President, or any designee thereof. Any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.
Section 9.15 Amendments.   The Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any separate vote of the holders of any class or series of capital stock of the Corporation required by applicable law, the Articles of Incorporation or the Bylaws, the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.
Section 9.16 Exclusive Forum.   Unless the Corporation consents in writing to the selection of an alternative forum, and subject to applicable jurisdictional requirements, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or controlling stockholder of the Corporation in such capacity, (c) any action asserting a claim arising pursuant to any provision of NRS Title 7, the Articles of Incorporation or these Bylaws, including any internal action (as defined in NRS 78.046 or any successor statute), or (d) any action asserting a claim governed by the internal affairs doctrine shall be the Eighth Judicial District Court of the State of Nevada, in Clark County, Nevada (the “Eighth Judicial District Court”) (or, if the Eighth Judicial District Court lacks jurisdiction over such action or proceeding, then another court of the State of Nevada or, if no court of the State of Nevada has jurisdiction, then the United States District Court for the District of Nevada). The foregoing sentence shall not apply to claims arising under the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act or other federal securities laws for which there is exclusive federal or concurrent federal and state jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 9.16. If any provision or provisions of this Section 9.16 shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 9.16 (including, without limitation, each portion of any sentence of this Section 9.16 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.
Section 9.17 Acquisition of Controlling Interest Statutes.   Notwithstanding any other provision in these Bylaws to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive (or any successor statutes thereto), relating to acquisitions of controlling interests in the Corporation, do not apply to the Corporation or to any acquisition of shares of the Corporation’s capital stock.

GPGI, INC. 309 PIERCE STREET SOMERSET, NJ 08873 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on [TBD], 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GPGI2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on [TBD], 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY GPGI, INC. The Board of Directors recommends you vote FOR the following proposal: 1. To approve the reincorporation of GPGI, Inc. from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation”), and to adopt the resolutions of GPGI, Inc.'s Board of Directors approving the Nevada Reincorporation (the "Nevada Reincorporation Proposal"). NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain !!! Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. V94857-TBD GPGI, INC. Special Meeting of Stockholders [TBD], 2026 [TBD] Eastern Time This proxy is solicited by the Board of Directors The undersigned, revoking any prior proxies, hereby appoints Thomas R. Knott, Principal Executive Officer of GPGI, Inc., and Kurt Schoen, Principal Financial Officer and Principal Accounting Officer of GPGI, Inc., and each of them, with full power of substitution, proxies to appear on behalf of the undersigned and to vote all shares of Class A Common Stock of the undersigned at the Special Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/GPGI2026SM, on [TBD], 2026, at [TBD], Eastern Time, and at any adjournments thereof, subject to any directions indicated on the reverse side of this card, upon the matters set forth in the Notice of Special Meeting of Stockholders and Proxy Statement, dated [TBD], 2026, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof. If this Proxy is properly executed and returned, and not revoked, the shares it represents will be voted at the meeting in accordance with the choices specified on this proxy card. If no choice is specified, the shares will be voted by the proxies FOR the Nevada Reincorporation Proposal and at their discretion on any other matter that may properly come before the meeting or any adjournments thereof. Continued and to be signed on reverse side